                                                                   Exhibit 10.15

                      THIRD AMENDED AND RESTATED AGREEMENT

                             OF LIMITED PARTNERSHIP

                                       OF

                 PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.


                                TABLE OF CONTENTS

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                                                                                                               Page
                                                                                                               ----
ARTICLE I DEFINED TERMS...........................................................................................2

ARTICLE II PARTNERSHIP CONTINUATION AND IDENTIFICATION............................................................8
         2.01     Continuation....................................................................................8
         2.02     Name, Office and Registered Agent...............................................................8
         2.03     Partners........................................................................................8
         2.04     Term and Dissolution............................................................................8
         2.05     Filing of Certificate and Perfection of Limited Partnership.....................................9
         2.06     Certificates Describing Partnership Units.......................................................9

ARTICLE III BUSINESS OF THE PARTNERSHIP..........................................................................10

ARTICLE IV CAPITAL CONTRIBUTIONS AND ACCOUNTS....................................................................10
         4.01     Capital Contributions..........................................................................10
         4.02     Additional Capital Contributions and Issuances of Additional Partnership Interests.............10
         4.03     Additional Funding.............................................................................59
         4.04     Capital Accounts...............................................................................59
         4.05     Percentage Interests...........................................................................59
         4.06     No Interest on Contributions...................................................................60
         4.07     Return of Capital Contributions................................................................60
         4.08     No Third Party Beneficiary.....................................................................60

ARTICLE V PROFITS AND LOSSES; DISTRIBUTIONS......................................................................60
         5.01     Allocation of Profit and Loss..................................................................60
         5.02     Distribution of Cash...........................................................................64
         5.03     REIT Distribution Requirements.................................................................65
         5.04     No Right to Distributions in Kind..............................................................65
         5.05     Limitations on Return of Capital Contributions.................................................65
         5.06     Distributions Upon Liquidation.................................................................65
         5.07     Substantial Economic Effect....................................................................66

ARTICLE VI RIGHTS, OBLIGATIONS AND POWERS OF THE GENERAL PARTNER.................................................66
         6.01     Management of the Partnership..................................................................66
         6.02     Delegation of Authority........................................................................68
         6.03     Indemnification and Exculpation of Indemnitees.................................................69
         6.04     Liability of the General Partner...............................................................70
         6.05     Reimbursement of General Partner...............................................................71
         6.06     Outside Activities.............................................................................71
         6.07     Employment or Retention of Affiliates..........................................................71
         6.08     General Partner Participation..................................................................72
         6.09     Title to Partnership Assets....................................................................72

         6.10     Miscellaneous..................................................................................72

ARTICLE VII CHANGES IN GENERAL PARTNER...........................................................................73
         7.01     Transfer of the General Partner's Partnership Interest.........................................73
         7.02     Admission of a Substitute or Additional General Partner........................................75
         7.03     Effect of Bankruptcy, Withdrawal, Death or Dissolution of a General Partner....................75
         7.04     Removal of a General Partner...................................................................76

ARTICLE VIII RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS......................................................77
         8.01     Management of the Partnership..................................................................77
         8.02     Power of Attorney..............................................................................77
         8.03     Limitation on Liability of Limited Partners....................................................77
         8.04     Ownership by Limited Partner of Corporate General Partner or Affiliate.........................77
         8.05     Exchange Right.................................................................................77
         8.06     Registration...................................................................................79

ARTICLE IX TRANSFERS OF LIMITED PARTNERSHIP INTERESTS............................................................80
         9.01     Purchase for Investment........................................................................80
         9.02     Restrictions on Transfer of Limited Partnership Interests......................................81
         9.03     Admission of Substitute Limited Partner........................................................82
         9.04     Rights of Assignees of Partnership Interests...................................................83
         9.05     Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner..................83
         9.06     Joint Ownership of Interests...................................................................83

ARTICLE X BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS.............................................................84
         10.01    Books and Records..............................................................................84
         10.02    Custody of Partnership Funds; Bank Accounts....................................................84
         10.03    Fiscal and Taxable Year........................................................................84
         10.04    Annual Tax Information and Report..............................................................85
         10.05    Tax Matters Partner; Tax Elections; Special Basis Adjustments..................................85
         10.06    Reports to Limited Partners....................................................................85

ARTICLE XI AMENDMENT OF AGREEMENT................................................................................86

ARTICLE XII GENERAL PROVISIONS...................................................................................86
         12.01    Notices........................................................................................86
         12.02    Survival of Rights.............................................................................86
         12.03    Additional Documents...........................................................................87
         12.04    Severability...................................................................................87
         12.05    Entire Agreement...............................................................................87
         12.06    Pronouns and Plurals...........................................................................87
         12.07    Headings.......................................................................................87
         12.08    Counterparts...................................................................................87
         12.09    Governing Law..................................................................................87

Exhibits
--------

EXHIBIT A    -   Partners, Capital Contributions and Percentage Interests

EXHIBIT B    -   Notice of Exercise of Exchange Right

                      THIRD AMENDED AND RESTATED AGREEMENT

                             OF LIMITED PARTNERSHIP

                                       OF

                 PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

                                    RECITALS

     Prentiss Properties Acquisition Partners, L.P. (the "Partnership") was formed as a limited partnership under the laws of the State of Delaware, pursuant to a Certificate of Limited Partnership filed with the Office of the Secretary of State of the State of Delaware effective as of March 9, 1990. The Agreement of Limited Partnership, dated as of March 9, 1990, was amended and restated in its entirety by an Amended and Restated Agreement of Limited Partnership dated as of July, 1990, (the "First Restatement") and further amended by the First, Second and Third Amendments to the First Restatement dated as of January 11, 1991, July 13, 1990 and May 20, 1993, respectively.

     On October 22, 1996, the First Restatement was amended and restated in its entirety (the "Second Restatement") to reflect the transfer of the current limited partners' partnership interests, the conversion of the current general partner's partnership interest to that of a limited partner and the admission of a new general partner and several new limited partners. The Second Restatement was amended by the First through Fifteenth Amendments, dated as of December 29, 1997, June 25, 1998, November 24, 1998, February 23, 1998, April 29, 1999, July
28, 1999, August 31, 1999, September 29, 1999, March 17, 1999, May 16, 2000,
July 19, 2000, November 29, 2000, March 20, 2001, April 1, 2001 and March 14,
2001 (the "Amendments"). The Second Restatement is hereby amended and restated in its entirety by this Third Amended and Restated Agreement of Limited Partnership, entered into as of this 1st day of October, 2001, by and among Prentiss Properties I, Inc., a Delaware corporation (the "General Partner") and the Limited Partners set forth on Exhibit A hereto to incorporate the provisions
                                  ---------
and revisions contemplated by the Amendments.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, of mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend and restate the Second Restatement to read in its entirety as follows:

                                    ARTICLE I

                                  DEFINED TERMS

     The following defined terms used in this Agreement shall have the meanings specified below:

     "Act" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time.

     "Additional Funds" has the meaning set forth in Section 4.03 hereof.

     "Additional Securities" means any additional REIT Shares (other than REIT Shares issued in connection with an exchange pursuant to Section 8.05 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares, as set forth in Section 4.02(a)(ii).

     "Administrative Expenses" means (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) those administrative costs and expenses of the General Partner, including any salaries or other payments to directors, officers or employees of the General Partner, and any accounting and legal expenses of the General Partner, which expenses, the Partners have agreed, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clause (ii) above, REIT Expenses; provided, however, that
                                                         --------  -------
Administrative Expenses shall not include any administrative costs and expenses incurred by the Company that are attributable to Properties or partnership interests in a Subsidiary Partnership that are owned by the Company directly.

     "Affiliate" means, (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, 10% or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, employee, partner or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities or partnership interests or otherwise.

     "Agreed Value" means the fair market value of a Partner's non-cash Capital Contribution as of the date of contribution as agreed to by such Partner and the General Partner.

     "Agreement" means this Third Amended and Restated Agreement of Limited Partnership.

     "Capital Account" has the meaning provided in Section 4.04 hereof.

     "Capital Contribution" means the total amount of cash, cash equivalents, and the Agreed Value of any Property or other asset contributed or agreed to be contributed, as the context requires, to the Partnership by each Partner pursuant to the terms of the Agreement. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner.

     "Cash Amount" means an amount of cash per Partnership Unit equal to the value of the REIT Shares Amount on the date of receipt by the Company of a Notice of Exchange. The value of the REIT Shares Amount shall be based on the average of the daily market price of REIT Shares for the ten consecutive trading days immediately preceding the date of such valuation. The market price for each such trading day shall be: (i) if the REIT Shares are listed or admitted to trading on any securities exchange or the NYSE, the sale price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day, (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NYSE, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NYSE and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; provided
                                                                       --------
that if there are no bid and asked prices reported during the ten days prior to
----
the date in question, the value of the REIT Shares shall be determined by the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount includes rights that a holder of REIT Shares would be entitled to receive, then the value of such rights shall be determined by the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

     "Certificate" means any instrument or document that is required under the laws of the State of Delaware, or any other jurisdiction in which the Partnership conducts business, to be signed and sworn to by the Partners of the Partnership (either by themselves or pursuant to the power-of-attorney granted to the General Partner in Section 8.02 hereof) and filed for recording in the appropriate public offices within the State of Delaware or such other jurisdiction to perfect or maintain the Partnership as a limited partnership, to effect the admission, withdrawal, or substitution of any Partner of the Partnership, or to protect the limited liability of the Limited Partners as limited partners under the laws of the State of Delaware or such other jurisdiction.

     "Certificate of Incorporation" means the Certificate of Incorporation of the General Partner filed with the Secretary of the State of Delaware, as amended or restated from time to time.

     "Code" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.

     "Common Units" shall mean all the units of the Partnership that are not specifically designated as preferred units pursuant to Section 4.02.

     "Company" means Prentiss Properties Trust, a Maryland real estate investment trust.

     "Conversion Factor" means 1.0, provided that in the event that the Company
                                    -------- ----
(i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on such date and, provided further, that in the event
                                         -------- -------
that an entity other than an Affiliate of the Company shall become General Partner pursuant to any merger, consolidation or combination of the Company with or into another entity (the "Successor Entity"), the Conversion Factor shall be adjusted by multiplying the Conversion Factor by the number of shares of the Successor Entity into which one REIT Share is converted pursuant to such merger, consolidation or combination, determined as of the date of such merger, consolidation or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; provided, however, that if the
                                            --------  -------
Company receives a Notice of Exchange after the record date, but prior to the effective date of such dividend, distribution, subdivision or combination, the Conversion Factor shall be determined as if the Company had received the Notice of Exchange immediately prior to the record date for such dividend, distribution, subdivision or combination.

     "Declaration of Trust" means the Declaration of Trust of the Company filed with the Maryland State Department of Assessments and Taxation, as amended or restated from time to time.

     "Event of Bankruptcy" as to any Person means the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978 or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); insolvency or bankruptcy of such Person as finally determined by a court proceeding; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is
                                             -------- ----
commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.

     "Exchange Amount" means either the Cash Amount or the REIT Shares Amount, as selected by the General Partner or the Company in its sole discretion pursuant to Section 8.05(b) hereof.

     "Exchange Right" has the meaning provided in Section 8.05(a) hereof.

     "Exchanging Partner" has the meaning provided in Section 8.05(a) hereof.

     "General Partner" means Prentiss Properties I, Inc. a Delaware corporation, and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner.

     "General Partnership Interest" means a Partnership Interest held by the General Partner that is a general partnership interest.

     "Indemnitee" means (i) any Person made a party to a proceeding by reason of its status as the Company, the General Partner or a director, officer or employee of the Company, the Partnership or the General Partner, and (ii) such other Persons (including Affiliates of the Company, General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

     "Limited Partner" means any Person named as a Limited Partner on Exhibit A
                                                                      ---------
attached hereto, and any Person who becomes a Substitute Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

     "Limited Partnership Interest" means the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of such Act.

     "Loss" has the meaning provided in Section 5.01(f) hereof.

     "Minimum Limited Partnership Interest" means the lesser of (i) 1% or (ii) if the total Capital Contributions to the Partnership exceeds $50 million, 1% divided by the ratio of the total Capital Contributions to the Partnership to $50 million; provided, however, that the Minimum Limited Partnership Interest
             --------  -------
shall not be less than 0.2% at any time.

     "Notice of Exchange" means the Notice of Exercise of Exchange Right substantially in the form attached as Exhibit B hereto.
                                      ---------

     "NYSE" means the New York Stock Exchange.

     "Offer" has the meaning set forth in Section 7.01(c) hereof.

     "Offering" means the initial offer and sale by the Company and the purchase by the Underwriters (as defined in the Prospectus) of REIT Shares for sale to the public.

     "Original Limited Partner" means the Limited Partners designated as "Original Limited Partners" on Exhibit A hereto.
                               ---------

     "Partner" means any General Partner or Limited Partner.

     "Partner Nonrecourse Debt Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(i). A Partner's share of Partner Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5).

     "Partnership Interest" means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

     "Partnership Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(d). In accordance with Regulations Section 1.704-2(d), the amount of Partnership Minimum Gain is determined by first computing, for each Partnership nonrecourse liability, any gain the Partnership would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Partner's share of Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1).

     "Partnership Record Date" means the record date established by the General Partner for the distribution of cash pursuant to Section 5.02 hereof, which record date shall be the same as the record date established by the Company for a distribution to its shareholders of some or all of its portion of such distribution.

     "Partnership Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued hereunder. The allocation of Partnership Units among the Partners shall be as set forth on Exhibit A, as may be amended from
                                            ---------
time to time.

     "Percentage Interest" means the percentage ownership interest in the Partnership of each Partner, as determined by dividing the Partnership Units owned by a Partner by the total number of Partnership Units then outstanding. The Percentage Interest of each Partner shall be as set forth on Exhibit A, as
                                                                 ---------
may be amended from time to time.

     "Person" means any individual, partnership, corporation, joint venture, trust or other entity.

     "Profit" has the meaning provided in Section 5.01(f) hereof.

     "Property" means any office or industrial property or other investment in which the Partnership holds an ownership interest.

     "Prospectus" means the final prospectus delivered to purchasers of REIT Shares in the Offering.

     "Regulations" means the Federal Income Tax Regulations issued under the Code, as amended and as hereafter amended from time to time. Reference to any particular provision of the Regulations shall mean that provision of the Regulations on the date hereof and any successor provision of the Regulations.

     "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

     "REIT Expenses" means (i) costs and expenses relating to the formation and continuity of existence and operation of the Company and any Subsidiaries thereof, including Prentiss Properties I, Inc., (which Subsidiaries shall, for purposes hereof, be included within the definition of Company), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer, or employee of the Company, (ii) costs and expenses relating to any public offering and registration of securities by the Company and all statements, reports, fees and expenses incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offering of securities, and any costs and expenses associated with any claims made by any holders of such securities or any underwriters or placement agents thereof, (iii) costs and expenses associated with any repurchase of any securities by the Company, (iv) costs and expenses associated with the preparation and filing of any periodic or other reports and communications by the Company under federal, state or local laws or regulations, including filings with the SEC, (v) costs and expenses associated with compliance by the Company with laws, rules and regulations promulgated by any regulatory body, including the SEC, and any securities exchange, (vi) costs and expenses associated with any 401(k) plan, incentive plan, bonus plan or other plan providing for compensation for the employees of the Company, (vii) costs and expenses incurred by the Company relating to any issuing or redemption of Partnership Interests, and (viii) all other operating or administrative costs of the Company incurred in the ordinary course of its business on behalf of or in connection with the Partnership.

     "REIT Share" means a common share of beneficial interest in the Company (or Successor Entity, as the case may be).

     "REIT Shares Amount" means a number of REIT Shares equal to the product of the number of Partnership Units offered for exchange by an Exchanging Partner, multiplied by the Conversion Factor as adjusted to and including the Specified Exchange Date; provided that in the event the Company issues to all holders of
               -------------
REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights"), and the rights have not expired at the Specified Exchange Date, then the REIT Shares Amount shall also include the rights issuable to a holder of the REIT Shares Amount of REIT Shares on the record date fixed for purposes of determining the holders of REIT Shares entitled to rights.

     "Securities Act" means the Securities Act of 1933, as amended.

     "SEC" means the U.S. Securities and Exchange Commission.

     "Service" means the Internal Revenue Service.

     "Specified Exchange Date" means the first business day of the month that is at least 60 business days after the receipt by the Company of the Notice of Exchange.

     "Share Incentive Plans" means the Prentiss Properties Trust 1996 Share Incentive Plan, the Prentiss Properties Trust Share Incentive Plan, and The Prentiss Properties Trust Employees Share Purchase Plan as such plans may be amended from time to time, or any stock incentive plan adopted in the future by the Company.

     "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

     "Subsidiary Partnership" means any partnership of which the partnership interests therein are owned by the Company or a wholly-owned subsidiary of the Company.

     "Substitute Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.03 hereof.

     "Surviving General Partner" has the meaning set forth in Section 7.01(d) hereof.

     "Transaction" has the meaning set forth in Section 7.01(c) hereof.

     "Transfer" has the meaning set forth in Section 9.02(a) hereof.

     "Transfer Restriction Date" means October 22, 1999.

                                   ARTICLE II

                   PARTNERSHIP CONTINUATION AND IDENTIFICATION

     2.01 Continuation. The Partners hereby agree to continue the Partnership
          ------------
pursuant to the Act and upon the terms and conditions set forth in this Agreement.

     2.02 Name, Office and Registered Agent. The name of the Partnership is
          ---------------------------------
Prentiss Properties Acquisition Partners, L.P. The specified office and place of business of the Partnership shall be 3890 West Northwest Highway, Suite 400, Dallas, Texas 75220. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership's registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.The sole duty of the registered agent as such is to forward to the Partnership any notice that is served on him as registered agent.

     2.03 Partners.
          --------

     (a) The General Partner of the Partnership is Prentiss Properties I, Inc., a Delaware corporation. Its principal place of business is the same as that of the Partnership.

     (b) The Limited Partners are those Persons identified as Limited Partners on Exhibit A hereto, as amended from time to time.
   ---------

     2.04 Term and Dissolution.
          --------------------

     (a) The term of the Partnership shall continue in full force and effect until December 31, 2050, except that the Partnership shall be dissolved upon the first to occur of any of the following events:

          (i) The occurrence of an Event of Bankruptcy as to a General Partner or the dissolution, death, removal or withdrawal of a General Partner unless the business of the Partnership is continued pursuant to Section 7.03(b) hereof; provided that if a General Partner is on the date of such occurrence a
-------------
partnership, the dissolution of such General Partner as a result of the dissolution, death, withdrawal, removal or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement;

          (ii) The passage of 90 days after the sale or other disposition of all or substantially all of the assets of the Partnership (provided that if the
                                                       -------------
Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such note or notes are paid in full);

          (iii) There are no Limited Partners remaining; or

          (iv) The election by the General Partner that the Partnership should be dissolved.

     (b) Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Section 7.03(b) hereof), the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel the Certificate and liquidate the Partnership's assets and apply and distribute the proceeds thereof in accordance with Section 5.06 hereof.

     Notwithstanding the foregoing, the liquidating General Partner may either
(i) defer liquidation of, or withhold from distribution for a reasonable time, any assets of the Partnership(including those necessary to satisfy the Partnership's debts and obligations), or (ii) distribute the assets to the Partners in kind.

     2.05 Filing of Certificate and Perfection of Limited Partnership. The
          -----------------------------------------------------------
General Partner shall execute, acknowledge, record and file at the expense of the Partnership, the Certificate and any and all amendments thereto and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

     2.06 Certificates Describing Partnership Units. At the request of a Limited
          -----------------------------------------
Partner, the General Partner, at its option, may issue a certificate summarizing the terms of such Limited Partner's interest in the Partnership, including the number of Partnership Units owned and the Percentage Interest represented by such Partnership Units as of the date of such certificate. Any such certificate
(i) shall be in form and substance as approved by the General Partner, (ii) shall not be negotiable and (iii) shall bear a legend to the following effect:

               This certificate is not negotiable. The
               Partnership Units represented by this
               certificate are governed by and transferable only in accordance with the provisions of the Agreement of Limited Partnership of Prentiss Properties Acquisition Partners, L.P., as amended and restated.

                                  ARTICLE III

                           BUSINESS OF THE PARTNERSHIP

     The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business
                                           --------  -------
shall be limited to and conducted in such a manner as to permit the Company at all times to qualify as a REIT, unless the Company otherwise ceases to qualify as a REIT, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the Company's right in its sole and absolute discretion to cease qualifying as a REIT, the Partners acknowledge that the Company's current status as a REIT inures to the benefit of all the Partners and not solely to the Company. Notwithstanding the foregoing, the Limited Partners agree that the Company may terminate its status as a REIT under the Code at any time to the full extent permitted under the Declaration of Trust. The General Partner shall also be empowered to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code.

                                   ARTICLE IV

                       CAPITAL CONTRIBUTIONS AND ACCOUNTS

     4.01 Capital Contributions. The General Partner and the Limited Partners
          ---------------------
have made capital contributions to the Partnership in exchange for the Partnership Interests set forth opposite their names on Exhibit A.
                                                        ---------

     4.02 Additional Capital Contributions and Issuances of Additional
          ------------------------------------------------------------
Partnership Interests. Except as provided in this Section 4.02 or in Section
---------------------
4.03, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The General Partner or the Company may contribute additional capital to the Partnership, from time to time, and receive additional Partnership Interests in respect thereof, in the manner contemplated in this Section 4.02.

     (a) Issuances of Additional Partnership Interests.
         ---------------------------------------------

          (i) General. The General Partner is hereby authorized to cause the
              -------
Partnership to issue such additional Partnership Interests in the form of Partnership Units for any Partnership purpose at any time or from time to time, to the Partners (including the General Partner and the Company) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Any additional Partnership Interests issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided, however, that no additional Partnership Interests shall be issued to the General Partner or the Company unless:

               (1) (A) the additional Partnership Interests are issued in connection with an issuance of REIT Shares of or other interests in the Company, which shares or interests have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner or the Company by the Partnership in accordance with this Section 4.02 and (B) the General Partner or the Company shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with the issuance of such shares of stock of or other interests in the Company, or

               (2) the additional Partnership Interests are issued in exchange for property owned by the Company or the General Partner with a fair market value, as determined by the General Partner, in good faith, equal to the value of the Partnership Interests; or

               (3) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests.

Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership.

          (ii) Upon Issuance of Additional Securities. The Company shall not
               --------------------------------------
issue any additional REIT Shares (other than REIT Shares issued in connection with an exchange pursuant to Section 8.05 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively, "Additional Securities") other than to all holders of REIT Shares, unless (A) the General Partner shall cause the Partnership to issue to the General Partner and the Company, as the Company may designate, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and (B) the Company contributes the proceeds from the issuance of such Additional Securities and from any exercise of rights contained in such Additional Securities, directly and through the General Partner, to the Partnership; provided, however, that the Company is allowed to
                             --------  -------
issue Additional Securities in connection with an acquisition of a property to be held directly by the Company, but if and only if, such direct acquisition and issuance of Additional Securities have been approved and determined to be in the best interests of the Company and the Partnership by a majority of the Board of Trustees except as such approval has been delegated to a committee of the Board of Trustees. Without limiting the foregoing, the Company is expressly authorized to issue Additional Securities for less than fair market value, and to cause the Partnership to issue to the General Partner and the Company corresponding Partnership Interests, so long as (x) the General Partner concludes in good faith that such issuance is in the best interests of the General Partner, the Company and the Partnership, including without limitation, the issuance of REIT Shares and corresponding Partnership Units pursuant to an employee share purchase plan providing for employee purchases of REIT Shares at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of the REIT Shares, either at the time of issuance or at the time of exercise, and (y) the Company contributes all proceeds from such issuance, directly or through the General Partner, to the Partnership. For example, in the event the Company issues REIT Shares for a cash purchase price and contributes all of the proceeds of such issuance, directly and through the General Partner, to the Partnership as required hereunder, the General Partner and the Company, as the Company may so designate, shall be issued a number of additional Partnership Units equal to the product of (A) the number of such REIT Shares issued by the Company, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor in effect on the date of such contribution.

     (b) Certain Deemed Contributions of Proceeds of Issuance of REIT Shares. In
         -------------------------------------------------------------------
connection with any and all issuances of REIT Shares, the Company and the General Partner, as the Company determines, shall make Capital Contributions to the Partnership of the proceeds therefrom, provided that if the proceeds
                                           -------- ----
actually received and contributed by the Company, directly or through the General Partner, are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the General Partner and the Company shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in accordance with Section
6.05 hereof and in connection with the required issuance of additional Partnership Units to the General Partner and the Company for such Capital Contributions pursuant to Section 4.02(a) hereof.

     (c) Minimum Limited Partnership Interest. In the event that either an
         ------------------------------------
exchange pursuant to Section 8.05 hereof or additional Capital Contributions by the General Partner and the Company would result in the Limited Partners (other than the Company), in the aggregate, owning less than the Minimum Limited Partnership Interest, the General Partner and/or the Company and the Limited Partners shall form another partnership and contribute sufficient Limited Partnership Interests together with such other Limited Partners so that the limited partners (other than the Company) of such partnership own at least the Minimum Limited Partnership Interest.

     (d) Series B Cumulative Redeemable Perpetual Preferred Units of Partnership
         -----------------------------------------------------------------------
Interest.
--------

          (i) Definitions. For purposes of the Series B Preferred Units, the
              -----------
following terms shall have the meanings indicated:

     "Parity Preferred Units" shall be used to refer to any class or series of Partnership Interests of the Partnership now or hereafter authorized, issued or outstanding expressly designated by the Partnership to rank on a parity with Series B Preferred Units with respect to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, or both, as the context may require, and includes the Series D Cumulative Convertible Redeemable Preferred Units of Partnership Interest of the Partnership.

     "PTP" shall mean a "publicly traded partnership" within the meaning of
Section 7704 of the Code.

     The definitions of "Profit" and "Loss" in the Agreement shall be modified as follows:

     Solely for purposes of allocating Profit or Loss in any fiscal year of the Partnership to the holders of the Series B Preferred Units, items of Profit and Loss, as the case may be, shall not include depreciation with respect to properties that are "ceiling limited" in respect of the holders of the Series B Preferred Units. For purposes of the preceding sentence, Partnership property shall be considered ceiling limited in respect of a holder of Series B Preferred Units if depreciation attributable to such Partnership property which would otherwise be allocable to such Partner, without regard to this paragraph, exceeded depreciation determined for federal income tax purposes attributable to such Partnership property which would otherwise be allocated to such Partner by more than 5%.

          (ii) Designation and Number. A series of preferred units of
               ----------------------
partnership interest in the Partnership designated as the "8.30% Series B Cumulative Redeemable Perpetual Preferred Units" (the "Series B Preferred Units") is hereby established. The number of Series B Preferred Units shall be 1,900,000, which number may be decreased (but not below the aggregate number thereof then outstanding and/or which have been reserved for issuance) from time to time by the General Partner.

          (iii) Distributions.
                -------------

               (1) Payment of Distributions. Subject to the rights of holders of
                   ------------------------
     Parity Preferred Units as to the payment of distributions and holders of preferred units ranking senior to the Series B Preferred Units issued after the date hereof in accordance herewith as to payment of distributions, holders of Series B Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of funds legally available for the payment of distributions, cumulative preferential cash distributions at the rate per annum of 8.30% of the original Capital Contribution per Series B Preferred Unit. Such distributions shall be cumulative and shall accrue from the first day of the applicable Distribution Period (as defined herein), and will be payable
     (A) quarterly in arrears, not later than the third calendar day after the end of the applicable Distribution Period and, (B), in the event of (i) an exchange of Series B Preferred Units into Series B Preferred Shares, or
     (ii) a redemption of Series B Preferred

     Units, on the exchange date or redemption date, as applicable (each a "Preferred Unit Distribution Payment Date"). For purposes of this Section 4.02(d), the term "Distribution Period" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period with respect to any Series B Preferred Units (other than the initial Distribution Period, which shall commence on the original date of issuance for such Series B Preferred Units and end on and include the last day of the calendar quarter immediately following the original date of issuance, and other than the Distribution Period during which any Series B Preferred Units shall be redeemed or exchanged, which shall end on and include the date of such redemption or exchange). The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed on the basis of the actual number of days elapsed in such a 30-day month. If any date on which distributions are to be made on the Series B Preferred Units is not a Business Day (as defined herein), then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series B Preferred Units will be made to the holders of record of the Series B Preferred Units on July 1, 1998 and thereafter on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall in no event exceed fifteen (15) Business Days prior to the relevant Preferred Unit Distribution Payment Date (the "Preferred Unit Partnership Record Date").

     The term "Business Day" shall mean each day, other than a Saturday or a Sunday, which is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

               (2) Distributions Cumulative. Distributions on the Series B
                   ------------------------
     Preferred Units will accrue and accumulate as of each Preferred Unit Distribution Payment Date whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to a regular Preferred Unit Distribution Payment Date to holders of record of the Series B Preferred Units on the record date fixed by the Partnership acting through the General Partner which date shall not exceed fifteen (15) Business Days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

               (3) Priority as to Distributions. (i) So long as any Series B
                   ----------------------------
     Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of

     Partnership Interest of the Partnership ranking junior as to the payment of distributions to the Series B Preferred Units (collectively, "Junior Units"), nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series B Preferred Units, any Parity Preferred Units with respect to distributions or any Junior Units, unless, in each case, all distributions accumulated on all Series B Preferred Units and all classes and series of outstanding Parity Preferred Units as to payment of distributions have been paid in full. The foregoing sentence will not prohibit (a) distributions payable solely in Junior Units, (b) the conversion of Junior Units or Parity Preferred Units into Partnership Interests of the Partnership ranking junior to the Series B Preferred Units as to distributions, (c) the redemption of Partnership Interests corresponding to any Series B Preferred Shares, Parity Preferred Shares with respect to distributions or Junior Shares to be purchased by the Company pursuant to Article VII of the Declaration of Trust to preserve the Company's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to Article VII of the Declaration of Trust, or (d) the purchase, redemption or other acquisition of Common Units made for the purpose of an employee incentive or benefit plan of the Partnership or any subsidiary.

          (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not irrevocably deposited in trust for payment) upon the Series B Preferred Units, all distributions authorized and declared on the Series B Preferred Units and all classes or series of outstanding Parity Preferred Units with respect to distributions shall be authorized and declared so that the amount of distributions authorized and declared per Series B Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series B Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other.

               (4) No Further Rights. Holders of Series B Preferred Units shall
                   -----------------
     not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

               (5) No distributions on Series B Preferred Units shall be declared by the General Partner or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such declaration, payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law. Nothing in this subsection (5) shall be deemed to modify or affect in any manner the accrual provisions set forth in Section 4.02(d)(iii)(2) or the distribution priorities set forth in Section 4.02(d)(iii)(3).

               (6) In the event of any conflict between the provisions of this
     Section 4.02(d)(iii) and the provisions of Section 5.02(a), the provisions of this Section 4.02(d)(iii) shall control.

          (iv) Liquidation Proceeds.
               --------------------

               (1) Subject to the rights of holders of Parity Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership and subject to preferred units ranking senior to the Series B Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, the holders of Series B Preferred Units shall be entitled to receive out of the assets of the Partnership legally available for distribution or the proceeds thereof, after payment or provision for debts and other liabilities of the Partnership, but before any payment or distributions of the assets shall be made to holders of Common Units or any other class or series of Partnership Interests of the Partnership that ranks junior to the Series B Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, an amount equal to the sum of
     (i) a liquidation preference in an amount equal to the positive Capital Account balance of the holder of the Series B Preferred Units, determined after taking into account all Capital Account adjustments for the Partnership taxable year during which the liquidation occurs (other than those made as a result of the liquidating distribution set forth in this
     Section 4.02(d)(iv)) and (ii) an amount equal to any accumulated and unpaid distributions thereon, whether or not declared, to the date of payment to the extent such distributions are not reflected in the Capital Account balance as of the date of payment. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, there are insufficient assets to permit full payment of liquidating distributions to the holders of Series B Preferred Units and any Parity Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, all payments of liquidating distributions on the Series B Preferred Units and such Parity Preferred Units shall be made so that the payments on the Series B Preferred Units and such Parity Preferred Units shall in all cases bear to each other the same ratio that the respective rights of the Series B Preferred Units and such other Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Parity Preferred Units do not have cumulative distribution rights) upon liquidation, dissolution or winding-up of the Partnership bear to each other. In the event of any conflict between the provisions of this Section 4.02(d)(iv) and the provisions of Section 5.06, the provisions of this Section 4.02(d)(iv) shall control.

               (2) Notice. Written notice of any such voluntary or involuntary
                   ------
     liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (i) fax (if the holder of the Series B Preferred Units shall have provided the Partnership with such holder's fax number) and (ii) first class mail, postage pre-paid, not less than 30 and not more that 60 days prior to the payment date stated therein, to each record holder of the Series B Preferred Units at the respective addresses of such holders as the same shall appear on the transfer records of the Partnership.

               (3) No Further Rights. After payment of the full amount of the
                   -----------------
     liquidating distributions to which they are entitled, the holders of Series B Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

               (4) Consolidation, Merger or Certain Other Transactions. The
                   ---------------------------------------------------
     voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Partnership to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

          (v)  Optional Redemption.
               -------------------

               (1) Right of Optional Redemption. The Series B Preferred Units
                   ----------------------------
     may not be redeemed prior to the fifth anniversary of the issuance date. On or after such date, the Partnership shall have the right to redeem the Series B Preferred Units, in whole or in part, at any time or from time to time out of funds legally available therefor, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash, equal to the Capital Account balance (or, if not redeemed in full, the applicable portion thereof) of the holder of the Series B Preferred Units (the "Redemption Price"); provided, however, that no redemption pursuant to
                               --------- -------
     this Section 4.02(d)(v) will be permitted if the Redemption Price does not equal or exceed the original Capital Contribution (or, if not redeemed in full, the applicable portion thereof) per unit of Series B Preferred Units, plus accumulated and unpaid distributions, whether or not declared, to the date of redemption to the extent such distributions are not reflected in the Capital Account balance as of the date of redemption. If fewer than all of the outstanding Series B Preferred Units are to be redeemed, the Series B Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

               (2) Limitation on Redemption. (i) The Redemption Price of the
                   ------------------------
     Series B Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the Company, which will be contributed by the Company to the Partnership as additional capital contribution, or out of the sale of limited partner interests in the Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Shares and Preferred Shares (as such terms are defined in the Declaration of Trust)), shares, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

          (ii) The Partnership may not redeem fewer than all of the outstanding Series B Preferred Units unless all accumulated and unpaid distributions have been paid on all Series B Preferred Units for all quarterly Distribution Periods terminating on or prior to the date of redemption.

               (3) Procedures for Redemption. (i) Notice of redemption will be
                   --------------------------
     (i) faxed (if the holder of the Series B Preferred Units shall have provided the Partnership with such holder's fax number) and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series B Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series B Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (i) the redemption date, (ii) the Redemption Price, (iii) the aggregate number of Series B Preferred Units to be redeemed and if fewer than all of the outstanding Series B Preferred Units are to be redeemed, the number of Series B Preferred Units to be redeemed held by such holder, (iv) the place or places where such Series B Preferred Units are to be surrendered for payment of the Redemption Price, (v) that distributions on the Series B Preferred Units to be redeemed will cease to accumulate on such redemption date and (vi) that payment of the Redemption Price will be made upon presentation and surrender of such Series B Preferred Units.

          (ii) If the Partnership gives a notice of redemption in respect of Series B Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series B Preferred Units being redeemed funds sufficient to pay the applicable Redemption Price, plus any accumulated and unpaid distributions, whether or not declared, if any, on such units to the date fixed for redemption, without interest, and will give irrevocable instructions and authority to pay such Redemption Price to the holders of the Series B Preferred Units upon surrender of the Series B Preferred Units by such holders at the place designated in the notice of redemption. If the Series B Preferred Units are evidenced by a certificate and if fewer than all Series B Preferred Units evidenced by any certificate are being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all Series B Preferred Units, evidencing the unredeemed Series B Preferred Units without cost to the holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series B Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof, such units will no longer be deemed outstanding, and all rights of the holders thereof as holders of Series B Preferred Units will cease (except the right to receive the Redemption Price and any accrued and unpaid distributions upon surrender and endorsement of the certificates evidencing the Series B Preferred Units, if any). If any date fixed for redemption of Series B Preferred Units is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Bay (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series B Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Redemption Price.

          (vi) Voting Rights.
               -------------

               (1) General. Holders of the Series B Preferred Units will not
                   -------
     have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below.

               (2) Certain Voting Rights. So long as any Series B Preferred
                   ---------------------
     Units remains outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series B Preferred Units outstanding at the time, (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series B Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests of the Partnership into any such Partnership Interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests, (ii) create in favor of or issue to an affiliate of the Partnership any Parity Preferred Units or reclassify any Partnership Interest of the Partnership held by an affiliate of the Partnership into any such Partnership Interest or create, authorize or issue in favor of or to any affiliate of the Partnership any obligations or security convertible into or evidencing the right to purchase any Parity Preferred Units, other than to the Company to the extent the issuance of such interests was to allow the Company to issue corresponding preferred shares to persons who are not affiliates of the Partnership or (iii) either
     (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or
     (B) amend, alter or repeal the provisions of the Agreement, whether by merger, consolidation or otherwise, that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series B Preferred Units or the holders thereof; provided, however,
                                                             --------  -------
     that with respect to the occurrence of a merger,consolidation or a sale or lease of all of the Partnership's assets as an entirety, so long as (a) the Partnership is the surviving entity and the Series B Preferred Units remain outstanding without a change to the terms thereof, or (b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series B Preferred Units for other interests in such entity having substantially the same terms and rights as the Series B Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Series B Preferred Units and the holders thereof, and provided further that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests, in each case ranking (a) junior to the Series B Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (b) on a parity to the Series B Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, to the extent such Partnership Interests are not issued to an affiliate of the Partnership, other than the Company to the extent the issuance of such interests was to allow the Company to issue corresponding preferred shares to persons who are not affiliates of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

          (vii) Transfer Restrictions. The Series B Preferred Units shall be
                ---------------------
subject to the provisions of Article IX.

          (viii) Exchange Rights.
                 ---------------

               (1) Right to Exchange. (i) Series B Preferred Units will be
                   -----------------
     exchangeable in whole or in part at anytime on or after the tenth anniversary of the date of issuance, at the option of the holders thereof, for authorized but previously unissued shares of 8.30% Series B Cumulative Redeemable Preferred Shares of the Company (the "Series B Preferred Shares") at an exchange rate of one share of Series B Preferred Shares for one Series B Preferred Unit, subject to adjustment as described below (the "Exchange Price"), provided that the Series B Preferred Units will become
                        -------- ----
     exchangeable at any time, in whole or in part, at the option of the holders of Series B Preferred Units for Series B Preferred Shares if (y) at any time full distributions shall not have been timely made on any Series B Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive, provided, however, that a distribution
                                          --------  -------
     in respect of Series B Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or (z) upon receipt by a holder or holders of Series B Preferred Units of (A) notice from the General Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the occurrence of a defined event in the immediate future will be, a PTP and (B) an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to a holder or holders of Series B Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP. In addition, the Series B Preferred Units may be exchanged for Series B Preferred Stock, in whole or in part, at the option of any holder prior to the tenth anniversary of the issuance date and after the third anniversary thereof if such holder of a Series B Preferred Units shall deliver to the General Partner either (i) a private ruling letter addressed to such holder of Series B Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling, in either case to the effect that an exchange of the Series B Preferred Units at such earlier time would not cause the Series B Preferred Units to be considered "stock and securities" within the meaning of section 351(e) of the Code for purposes of determining whether the holder of such Series B Preferred Units is an "investment company" under section 721(b) of the Code if an exchange is permitted at such earlier date. Furthermore, the Series B Preferred Units may be exchanged in whole but not in part by any holder thereof which is a real estate investment trust within the meaning of Sections 856 through 859 of the Code for Series B Preferred Shares (but only if the exchange in whole may be accomplished consistently with the ownership limitations set forth under Article VII of the Declaration of Trust (taking into account exceptions thereto)) if at any time, (i) the Partnership reasonably determines that the assets and income of the Partnership for a taxable year after 1999 would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code or (ii) any such holder of Series B

     Preferred Units shall deliver to the Partnership and the General Partner an opinion of independent counsel reasonably acceptable to the Company to the effect that, based on the assets and income of the Partnership for a taxable year after 1999, the Partnership would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code and that such failure would create a meaningful risk that a holder of the Series B Preferred Units would fail to maintain qualification as a real estate investment trust.

          (ii) Notwithstanding anything to the contrary set forth in Section 4.02(d)(viii)(1)(i), if an Exchange Notice (as defined herein) has been delivered to the General Partner, then the General Partner may, at its option, elect to redeem or cause the Partnership to redeem all or a portion of the outstanding Series B Preferred Units for cash in an amount equal to the original Capital Contribution per Series B Preferred Unit and all accrued and unpaid distributions thereon to the date of redemption. The General Partner may exercise its option to redeem the Series B Preferred Units for cash pursuant to this Section 4.02(d)(viii)(1)(ii) by giving each holder of record of Series B Preferred Units notice of its election to redeem for cash, within five (5) Business Days after receipt of the Exchange Notice, by (i) fax (if the holder of the Series B Preferred Units shall have provided the Partnership with such holder's fax number) and (ii) registered mail, postage paid, at the address of each holder as it may appear on the records of the Partnership stating (i) the redemption date, which shall be no later than sixty (60) days following the receipt of the Exchange Notice, (ii) the redemption price, (iii) the place or places where the Series B Preferred Units are to be surrendered for payment of the redemption price, (iv) that distributions on the Series B Preferred Units will cease to accrue on such redemption date; (v) that payment of the redemption price will be made upon presentation and surrender of the Series B Preferred Units and (vi) the aggregate number of Series B Preferred Units to be redeemed, and if fewer than all of the outstanding Series B Preferred Units are to be redeemed, the number of Series B Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro-rata share (based on the percentage of the aggregate number of outstanding Series B Preferred Units the total number of Series B Preferred Units held by such holder represents) of the aggregate number of Series B Preferred Units being redeemed.

          (iii) In the event an exchange of all or a portion of Series B Preferred Units pursuant to Section 4.02(d)(viii)(1)(i) would violate the provisions on ownership limitation of the Company set forth in Article VII of the Declaration of Trust, the General Partner shall give written notice thereof to each holder of record of Series B Preferred Units, within five
     (5) Business Days following receipt of the Exchange Notice, by fax (if the holder of the Series B Preferred Units shall have provided the Partnership with such holder's fax number) and (ii) registered mail, postage prepaid, at the address of each such holder set forth in the records of the Partnership. In such event, each holder of Series B Preferred Units shall be entitled to exchange, pursuant to the provision of Section 4.02(d)(viii)(2) a number of Series B Preferred Units which would comply with the provisions on the ownership limitation of the Company set forth in such Article VII of the Declaration of Trust and any Series B Preferred Units not so exchanged (the "Excess Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Excess Unit, plus any accrued and unpaid distributions thereon, whether or not declared, to the date of redemption. The written notice of the General Partner shall state (i) the number of Excess Units held by such holder, (ii) the redemption price of the Excess Units, (iii) the date on which such Excess Units shall be redeemed, which date shall be no later than sixty (60) days following the receipt of the Exchange Notice, (iv) the place or places where such Excess Units are to be surrendered for payment of the redemption price, (v) that distributions on the Excess Units will cease to accrue on such redemption date, and (vi) that payment of the redemption price will be made upon presentation and surrender of such Excess Units. In the event an exchange would result in Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by the General Partner relating to (i) the widely held nature of the interests in such holder, sufficient to assure the General Partner that the holder's ownership of stock of the Company (without regard to the limits described above) will not cause any individual to own in excess of 9.8% of the stock of the Company; and (ii) to the extent such holder can so represent and covenant without obtaining information from its owners, the holder's ownership of tenants of the Partnership and its affiliates.

          (iv) The redemption of Series B Preferred Units described in Section 4.02(d)(viii)(1)(ii) and (iii) shall be subject to the provisions of
     Section 4.02(d)(v)(3)(ii); provided, however, that for the purposes hereof
                                --------  -------
     the term "Redemption Price" in Section 4.02(d)(v)(3)(ii) shall be read to mean the original Capital Contribution per Series B Preferred Unit being redeemed, plus any accumulated and unpaid distributions, whether or not declared, to the date of redemption to the extent not otherwise accounted for therein.

               (2) Procedure for Exchange. (i) Any exchange shall be exercised
                   -----------------------
     pursuant to a notice of exchange (the "Exchange Notice") delivered to the General Partner by the holder who is exercising such exchange right, by fax (if the holder of the Series B Preferred Units shall have provided the Partnership with such holder's fax number) and (ii) certified mail postage prepaid. The exchange of Series B Preferred Units, or a specified portion thereof, may be effected after the fifth (5th) Business Days following receipt by the General Partner of the Exchange Notice by delivering certificates, if any, representing such Series B Preferred Units to be exchanged together with, if applicable, written notice of exchange and a proper assignment of such Series B Preferred Units to the office of the General Partner maintained for such purpose. Currently, such office is located at 3890 W. Northwest Highway, Suite 400, Dallas, Texas 75220. Each exchange will be deemed to have been effected immediately prior to the close of business on the date on which such Series B Preferred Units to be exchanged (together with all required documentation) shall have been surrendered and notice shall have been received by the General Partner as aforesaid and the Exchange Price shall have been paid. Any Series B Preferred Shares issued pursuant to this Section 4.02(d)(viii) shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of pledge, lien, encumbrance or restriction other than those provided in the Declaration of Trust, the Bylaws of the Company, the Securities Act and relevant state securities or blue sky laws.

          (ii) In the event of an exchange of Series B Preferred Units for shares of Series B Preferred Shares, an amount equal to the accrued and unpaid distributions, whether or not declared, to the date of exchange on any Series B Preferred Units tendered for exchange shall (i) accrue on the shares of the Series B Preferred Shares into which such Series B Preferred Units are exchanged, and (ii) continue to accrue on such Series B Preferred Units, which shall remain outstanding following such exchange, with the Company as the holder of such Series B Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a holder of a Series B Preferred Unit that was validly exchanged into Series B Preferred Shares pursuant to this section (other than the Company now holding such Series B Preferred Unit), receive a distribution out of Available Cash of the Partnership, if such holder, after exchange, is entitled to receive a distribution out of Available Cash with respect to the share of Series B Preferred Shares for which such Series B Preferred Unit was exchanged or redeemed.

          (iii) Fractional shares of Series B Preferred Shares are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series B Preferred Shares on the day prior to the exchange date as determined in good faith by the Board of Trustees of the Company.

               (3) Adjustment of Exchange Price. (i) The Exchange Price is
                   ----------------------------
     subject to adjustment upon certain events, including, (x) subdivisions, combinations and reclassification of the Series B Preferred Shares, and (y) distributions to all holders of Series B Preferred Shares of evidences of indebtedness of the Company or assets (including securities, but excluding dividends and distributions paid in cash out of equity applicable to Series B Preferred Shares).

          (ii) In case the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the Company's capital stock or sale of all or substantially all of the Company's assets), in each case as a result of which the Series B Preferred Shares will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series B Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of shares of Series B Preferred Shares or fraction thereof into which one Series B Preferred Unit was exchangeable immediately prior to such transaction. The Company may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. In addition, the Company shall not issue any Additional Securities without the consent of the holders of the Series B Preferred Units if such consent would be required to be obtained from holders of Series B Preferred Shares and such Series B Preferred Shares were outstanding.

          (ix) No Conversion Rights. The holders of the Series B Preferred Units
               --------------------
shall not have any rights to convert such shares into shares of any other class or series of stock or into any other securities of, or interest in, the Partnership.

          (x) No Sinking Fund. No sinking fund shall be established for the
              ---------------
retirement or redemption of Series B Preferred Units.

          (xi) Record Holders. The General Partner may deem and treat the record
               --------------
     holder of any Series B Preferred Unit as the true and lawful owner thereof for all purposes, and the General Partner shall not be affected by any notice to the contrary.

     (e) Series C Cumulative Redeemable Perpetual Preferred Units of Partnership
         -----------------------------------------------------------------------
Interest.
--------

          (i) Definitions. Capitalized terms used herein and not defined herein
              -----------
shall have the meaning given them in the Agreement. For purposes of the Series C Preferred Units, the following terms shall have the meanings indicated:

     "Parity Preferred Units" shall be used to refer to any class or series of Partnership Interests of the Partnership now or hereafter authorized, issued or outstanding expressly designated by the Partnership to rank on a parity with Series C Preferred Units with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, and includes the Series D Cumulative Convertible Redeemable Preferred Units of Partnership Interest of the Partnership and the Series B Cumulative Redeemable Perpetual Preferred Units of Partnership Interest of the Partnership.

     "PTP" shall mean a "publicly traded partnership" within the meaning of
Section 7704 of the Code.

     The definitions of "Profit" and "Loss" in the Agreement shall be modified as follows:

     Solely for purposes of allocating Profit or Loss in any fiscal year of the Partnership to the holders of the Series C Preferred Units, items of Profit and Loss, as the case may be, shall not include depreciation with respect to properties that are "ceiling limited" in respect of the holders of the Series C Preferred Units. For purposes of the preceding sentence, Partnership property shall be considered ceiling limited in respect of a holder of Series C Preferred Units if depreciation attributable to such Partnership property which would otherwise be allocable to such Partner, without regard to this paragraph, exceeded depreciation determined for federal income tax purposes attributable to such Partnership property which would otherwise be allocated to such Partner by more than 5%.

          (ii) Designation and Number. A series of preferred units of
               ----------------------
partnership interest in the Partnership designated as the "9.45% Series C Cumulative Redeemable Perpetual Preferred Units" (the "Series C Preferred Units") is hereby established. The number of Series C Preferred Units shall be 2,000,000, which number may be decreased (but not below the aggregate number thereof then outstanding and/or which have been reserved for issuance) from time to time by the General Partner.

          (iii) Distributions.

               (1) Payment of Distributions. Subject to the rights of holders of
                   ------------------------
     Parity Preferred Units and holders of preferred units ranking senior to the Series C Preferred Units issued after the date hereof in accordance herewith as to payment of distributions and rights upon voluntary or involuntary dissolution, liquidation or winding-up, holders of Series C Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of funds legally available for the payment of distributions, cumulative preferential cash distributions at the rate per annum of 9.45% of the original Capital Contribution per Series C Preferred Unit. Such distributions shall be cumulative and shall accrue from the first day of the applicable Distribution Period (as defined herein), and will be payable (A) quarterly in arrears, not later than the third calendar day after the end of the applicable Distribution Period and
     (B) in the event of (i) an exchange of Series C Preferred Units into Series C Preferred Shares, or (ii) a redemption of Series C Preferred Units, on the exchange date or redemption date, as applicable (each a "Preferred Unit Distribution Payment Date"). For purposes of this Section 4.02(e), the term "Distribution Period" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period with respect to any Series C Preferred Units (other than the initial Distribution Period, which shall commence on the original date of issuance for such Series C Preferred Units and end on and include the last day of the calendar quarter immediately following the original date of issuance, and other than the Distribution Period during which any Series C Preferred Units shall be redeemed or exchanged, which shall end on and include the date of such redemption or exchange). The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed on the basis of the ratio of the actual number of days elapsed in such period to ninety (90) days. If any date on which distributions are to be made on the Series C Preferred Units is not a Business Day (as defined herein), then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series C Preferred Units will be made to the holders of record of the Series C Preferred Units on October 1, 1999 and thereafter on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall in no event exceed fifteen (15) Business Days prior to the relevant Preferred Unit Distribution Payment Date (the "Preferred Unit Partnership Record Date").

     The term "Business Day" shall mean each day, other than a Saturday or a Sunday, which is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

               (2) Distributions Cumulative. Distributions on the Series C
                   ------------------------
     Preferred Units will accrue and accumulate as of each Preferred Unit Distribution Payment Date whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to a regular Preferred Unit Distribution Payment Date to holders of record of the Series C Preferred Units on the record date fixed by the Partnership acting through the General Partner which date shall not exceed fifteen (15) Business Days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

               (3) Priority as to Distributions. (i) So long as any Series C
                   ----------------------------
     Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interest of the Partnership ranking junior to the Series C Preferred Units as to the payment of distributions or rights upon voluntary or involuntary liquidation, dissolution or winding-up (collectively, "Junior Units"), nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series C Preferred Units, any Parity Preferred Units or any Junior Units, unless, in each case, all distributions accumulated on all Series C Preferred Units and all classes and series of outstanding Parity Preferred Units have been paid in full. The foregoing sentence will not prohibit (a) distributions payable solely in classes or series of Partnership Interest ranking junior to the Series C Preferred Units as to the payment of distributions and rights upon voluntary or involuntary liquidation, dissolution or winding-up, (b) the conversion of Junior Units or Parity Preferred Units into Partnership Interests of the Partnership ranking junior to the Series C Preferred Units as to distributions and rights upon voluntary or involuntary liquidation, dissolution or winding-up, (c) the redemption of Partnership Interests corresponding to any Series C Preferred Shares, Parity Preferred Shares or Junior Shares to be purchased by the Company pursuant to Article VII of the Declaration of Trust to preserve the Company's status as a real estate investment trust, provided that such redemption shall be upon the same
                       -------- ----
     terms as the corresponding purchase pursuant to Article VII of the Declaration of Trust, or (d) the purchase, redemption or other acquisition of Common Units made for the purpose of an employee incentive or benefit plan of the Partnership or any subsidiary.

          (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not irrevocably deposited in trust for payment) upon the Series C Preferred Units, all distributions authorized and declared on the Series C Preferred Units and all classes or series of outstanding Parity Preferred Units shall be authorized and declared so that the amount of distributions authorized and declared per Series C Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series C Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other.

               (4) No Further Rights. Holders of Series C Preferred Units shall
                   -----------------
     not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

               (5) No distributions on Series C Preferred Units shall be declared by the General Partner or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such declaration, payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law. Nothing in this subsection (5) shall be deemed to modify or affect in any manner the accrual provisions set forth in Section 4.02(e)(iii)(2) or the distribution priorities set forth in Section 3(c).

               (6) In the event of any conflict between the provisions of this
     Section 4.02(e)(iii) and the provisions of Section 5.02(a) of the Agreement, the provisions of this Section 4.02(e)(iii) shall control.

          (iv) Liquidation Proceeds.
               --------------------

               (1) Subject to the rights of holders of Parity Preferred Units and subject to preferred units ranking senior to the Series C Preferred Units with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, the holders of Series C Preferred Units shall be entitled to receive out of the assets of the Partnership legally available for distribution or the proceeds thereof, after payment or provision for debts and other liabilities of the Partnership, but before any payment or distributions of the assets shall be made to holders of Common Units or any other class or series of Partnership Interests of the Partnership that ranks junior to the Series C Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, an amount equal to the sum of (i) a liquidation preference in an amount equal to the positive Capital Account balance of the holder of the Series C Preferred Units, determined after taking into account all Capital Account adjustments for the Partnership taxable year during which the liquidation occurs (other than those made as a result of the liquidating distribution set forth in this Section 4.02(e)(iv) and (ii) an amount equal to any accumulated and unpaid distributions thereon, whether or not declared, to the date of payment to the extent such distributions are not reflected in the Capital Account balance as of the date of payment. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, there are insufficient assets to permit full payment of liquidating distributions to the holders of Series C Preferred Units and any Parity Preferred Units as to rights upon liquidation, dissolution or winding-up of the Partnership, all payments of liquidating distributions on the Series C Preferred Units and such Parity Preferred Units shall be made so that the payments on the Series C Preferred Units and such Parity Preferred Units shall in all cases bear to each other the same ratio that the respective rights of the Series C Preferred Units and such other Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Parity Preferred Units do not have cumulative distribution rights) upon liquidation, dissolution or winding-up of the Partnership bear to each other. In the event of any conflict between the provisions of this Section 4.02(e)(iv) and the provisions of Section 5.06, the provisions of this
     Section 4.02(e)(iv) shall control.

               (2) Notice. Written notice of any such voluntary or involuntary
                   ------
     liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (i) fax (if the holder of the Series C

     Preferred Units shall have provided the Partnership with such holder's fax number) and (ii) first class mail, postage pre-paid, not less than 30 and not more that 60 days prior to the payment date stated therein, to each record holder of the Series C Preferred Units at the respective addresses of such holders as the same shall appear on the transfer records of the Partnership.

               (3) No Further Rights. After payment of the full amount of the
                   -----------------
     liquidating distributions to which they are entitled, the holders of Series C Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

               (4) Consolidation, Merger or Certain Other Transactions. The
                   ---------------------------------------------------
     voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Partnership to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

          (v)  Optional Redemption.
               -------------------

               (1) Right of Optional Redemption. The Series C Preferred Units
                   ----------------------------
     may not be redeemed prior to the fifth anniversary of the issuance date. On or after such date, the Partnership shall have the right to redeem the Series C Preferred Units, in whole or in part, at any time or from time to time out of funds legally available therefor, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash, equal to the Capital Account balance (or, if not redeemed in full, the applicable portion thereof) of the holder of the Series C Preferred Units (the "Redemption Price"); provided, however, that no redemption pursuant to
                               --------  -------
     this Section 4.02(e)(v) will be permitted if the Redemption Price does not equal or exceed the original Capital Contribution (or, if not redeemed in full, the applicable portion thereof) per unit of Series C Preferred Units, plus accumulated and unpaid distributions, whether or not declared, to the date of redemption to the extent such distributions are not reflected in the Capital Account balance as of the date of redemption. If fewer than all of the outstanding Series C Preferred Units are to be redeemed, the Series C Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

               (2) Limitation on Redemption. (i) The Redemption Price of the
                   ------------------------
     Series C Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the Company, which will be contributed by the Company to the Partnership as additional capital contribution, or out of the sale of limited partner interests in the Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Shares and Preferred Shares (as such terms are defined in the Declaration of Trust)), shares, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

          (ii) The Partnership may not redeem fewer than all of the outstanding Series C Preferred Units unless all accumulated and unpaid distributions have been paid on all Series C Preferred Units for all quarterly Distribution Periods terminating on or prior to the date of redemption.

               (3) Procedures for Redemption. (i) Notice of redemption will be
                   -------------------------
     (i) faxed (if the holder of the Series C Preferred Units shall have provided the Partnership with such holder's fax number) and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series C Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series C Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (i) the redemption date, (ii) the Redemption Price, (iii) the aggregate number of Series C Preferred Units to be redeemed and if fewer than all of the outstanding Series C Preferred Units are to be redeemed, the number of Series C Preferred Units to be redeemed held by such holder, (iv) the place or places where such Series C Preferred Units are to be surrendered for payment of the Redemption Price, (v) that distributions on the Series C Preferred Units to be redeemed will cease to accumulate on such redemption date and (vi) that payment of the Redemption Price will be made upon presentation and surrender of such Series C Preferred Units.

          (ii) If the Partnership gives a notice of redemption in respect of Series C Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series C Preferred Units being redeemed funds sufficient to pay the applicable Redemption Price, plus any accumulated and unpaid distributions, whether or not declared, if any, on such units to the date fixed for redemption, without interest, and will give irrevocable instructions and authority to pay such Redemption Price to the holders of the Series C Preferred Units upon surrender of the Series C Preferred Units by such holders at the place designated in the notice of redemption. If the Series C Preferred Units are evidenced by a certificate and if fewer than all Series C Preferred Units evidenced by any certificate are being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all Series C Preferred Units, evidencing the unredeemed Series C Preferred Units without cost to the holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series C Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof, such units will no longer be deemed outstanding, and all rights of the holders thereof as holders of Series C Preferred Units will cease (except the right to receive the Redemption Price and any accrued and unpaid distributions upon surrender and endorsement of the certificates evidencing the Series C Preferred Units, if any). If any date fixed for redemption of Series C Preferred Units is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Bay (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series C Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Redemption Price.

          (vi) Voting Rights.
               -------------

               (1) General. Holders of the Series C Preferred Units will not
                   -------
     have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below.

               (2) Certain Voting Rights. So long as any Series C Preferred
                   ---------------------
     Units remains outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series C Preferred Units outstanding at the time, (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series C Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests of the Partnership into any such Partnership Interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests, (ii) create in favor of or issue to an affiliate of the Partnership any Parity Preferred Units or reclassify any Partnership Interest of the Partnership held by an affiliate of the Partnership into any such Partnership Interest or create, authorize or issue in favor of or to any affiliate of the Partnership any obligations or security convertible into or evidencing the right to purchase any Parity Preferred Units, other than to the Company to the extent the issuance of such interests was to allow the Company to issue corresponding preferred shares to persons who are not affiliates of the Partnership or (iii) either
     (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or
     (B) amend, alter or repeal the provisions of the Agreement, whether by merger, consolidation or otherwise, that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series C Preferred Units or the holders thereof; provided, however, that with respect to the occurrence of a merger, consolidation or a sale or lease of all of the Partnership's assets as an entirety, so long as (a) the Partnership is the surviving entity and the Series C Preferred Units remain outstanding without a change to the terms thereof, or (b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series C Preferred Units for other interests in such entity having substantially the same terms and rights as the Series C Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Series C Preferred Units and the holders thereof, and provided further that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests, in each case ranking (a) junior to the Series C Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (b) on a parity to the Series C Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, to the extent such Partnership Interests are not issued to an affiliate of the Partnership, other than the Company to the extent the issuance of such interests was to allow the Company to issue corresponding preferred shares to persons who are not affiliates of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

          (vii) Transfer Restrictions. The Series C Preferred Units shall be
                ---------------------
subject to the provisions of Article IX.

          (viii) Exchange Rights.
                 ---------------

               (1) Right to Exchange. (i) Series C Preferred Units will be
                   -----------------
     exchangeable in whole or in part at anytime on or after the tenth anniversary of the date of issuance, at the option of the holders thereof, for authorized but previously unissued shares of 9.45% Series C Cumulative Redeemable Preferred Shares of the Company (the "Series C Preferred Shares") at an exchange rate of one share of Series C Preferred Shares for one Series C Preferred Unit, subject to adjustment as described below (the "Exchange Price"), provided that the Series C Preferred Units will become
                        -------------
     exchangeable at any time, in whole or in part, at the option of the holders of Series C Preferred Units for Series C Preferred Shares if (y) at any time full distributions shall not have been timely made on any Series C Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive, provided, however, that a distribution
                                          --------  -------
     in respect of Series C Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or (z) upon receipt by a holder or holders of Series C Preferred Units of (A) notice from the General Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the occurrence of a defined event in the immediate future will be, a PTP and (B) an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to a holder or holders of Series C Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP. In addition, the Series C Preferred Units may be exchanged for Series C Preferred Shares, in whole or in part, at the option of any holder prior to the tenth anniversary of the issuance date and after the third anniversary thereof if such holder of a Series C Preferred Units shall deliver to the General Partner either (i) a private ruling letter addressed to such holder of Series C Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling, in either case to the effect that an exchange of the Series C Preferred Units at such earlier time would not cause the Series C Preferred Units to be considered "stock and securities" within the meaning of section 351(e) of the Code for purposes of determining whether the holder of such Series C Preferred Units is an "investment company" under section 721(b) of the Code if an exchange is permitted at such earlier date. Furthermore, the Series C Preferred Units may be exchanged in whole but not in part by any holder thereof which is a real estate investment trust within the meaning of Sections 856 through 859 of the Code for Series C Preferred Shares (but only if the exchange in whole may be accomplished consistently with the ownership limitations set forth under Article VII of the Declaration of Trust (taking into account exceptions thereto)) if at any time, (i) the Partnership reasonably determines that the assets and income of the Partnership for a taxable year after 1999 would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code or (ii) any such holder of Series C Preferred Units shall deliver to the Partnership and the General Partner an opinion of independent counsel reasonably acceptable to the Company to the effect that, based on the assets and income of the Partnership for a taxable year after 1999, the Partnership would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code and that such failure would create a meaningful risk that a holder of the Series C Preferred Units would fail to maintain qualification as a real estate investment trust.

          (ii) Notwithstanding anything to the contrary set forth in Section 4.02(e)(viii)(1)(i), if an Exchange Notice (as defined herein) has been delivered to the General Partner, then the General Partner may, at its option, elect to redeem or cause the Partnership to redeem all or a portion of the outstanding Series C Preferred Units for cash in an amount equal to the original Capital Contribution per Series C Preferred Unit and all accrued and unpaid distributions thereon to the date of redemption. The General Partner may exercise its option to redeem the Series C Preferred Units for cash pursuant to this 4.02(e)(viii)(1)(ii) by giving each holder of record of Series C Preferred Units notice of its election to redeem for cash, within five (5) Business Days after receipt of the Exchange Notice, by (i) fax (if the holder of the Series C Preferred Units shall have provided the Partnership with such holder's fax number) and (ii) registered mail, postage paid, at the address of each holder as it may appear on the records of the Partnership stating (i) the redemption date, which shall be no later than sixty (60) days following the receipt of the Exchange Notice,
     (ii) the redemption price, (iii) the place or places where the Series C Preferred Units are to be surrendered for payment of the redemption price,
     (iv) that distributions on the Series C Preferred Units will cease to accrue on such redemption date; (v) that payment of the redemption price will be made upon presentation and surrender of the Series C Preferred Units and (vi) the aggregate number of Series C Preferred Units to be redeemed, and if fewer than all of the outstanding Series C Preferred Units are to be redeemed, the number of Series C Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro-rata share (based on the percentage of the aggregate number of outstanding Series C Preferred Units the total number of Series C Preferred Units held by such holder represents) of the aggregate number of Series C Preferred Units being redeemed.

          (iii) In the event an exchange of all or a portion of Series C Preferred Units pursuant to Section 4.02(e)(viii)(1)(i)would violate the provisions on ownership limitation of the Company set forth in Article VII of the Declaration of Trust, the General Partner shall give written notice thereof to each holder of record of Series C Preferred Units, within five
     (5) Business Days following receipt of the Exchange Notice, by fax (if the holder of the Series C Preferred Units shall have provided the Partnership with such holder's fax number) and (ii) registered mail, postage prepaid, at the address of each such holder set forth in the records of the Partnership. In such event, each holder of Series C Preferred Units shall be entitled to exchange, pursuant to the provision of Section 4.02(e)(viii)(2) a number of Series C Preferred Units which would comply with the provisions on the ownership limitation of the Company set forth in such Article VII of the Declaration of Trust and any Series C Preferred Units not so exchanged (the "Excess Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Excess Unit, plus any accrued and unpaid distributions thereon, whether or not declared, to the date of redemption. The written notice of the General Partner shall state
     (i) the number of Excess Units held by such holder, (ii) the redemption price of the Excess Units, (iii) the date on which such Excess Units shall be redeemed, which date shall be no later than sixty (60) days following the receipt of the Exchange Notice, (iv) the place or places where such Excess Units are to be surrendered for payment of the redemption price, (v) that distributions on the Excess Units will cease to accrue on such redemption date, and (vi) that payment of the redemption price will be made upon presentation and surrender of such Excess Units. In the event an exchange would result in Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by the General Partner relating to (i) the widely held nature of the interests in such holder, sufficient to assure the General Partner that the holder's ownership of stock of the Company (without regard to the limits described above) will not cause any individual to own in excess of 9.8% of the stock of the Company; and (ii) to the extent such holder can so represent and covenant without obtaining information from its owners, the holder's ownership of tenants of the Partnership and its affiliates.

          (iv) The redemption of Series C Preferred Units described in Section 4.02(e)(viii)(1)(ii) and (iii) shall be subject to the provisions of
     Section 4.02(e)(v)(3)(ii); provided, however, that for the purposes hereof the term "Redemption Price" in Section 4.02(e)(v)(3)(ii) shall be read to mean the original Capital Contribution per Series C Preferred Unit being redeemed, plus any accumulated and unpaid distributions, whether or not declared, to the date of redemption to the extent not otherwise accounted for therein.

               (2) Procedure for Exchange. (i) Any exchange shall be exercised
                   ----------------------
     pursuant to a notice of exchange (the "Exchange Notice") delivered to the General Partner by the holder who is exercising such exchange right, by fax (if the holder of the Series C Preferred Units shall have provided the Partnership with such holder's fax number) and certified mail postage prepaid. The exchange of Series C Preferred Units, or a specified portion thereof, may be effected after the fifth (5th) Business Days following receipt by the General Partner of the Exchange Notice by delivering certificates, if any, representing such Series C Preferred Units to be exchanged together with, if applicable, written notice of exchange and a proper assignment of such Series C Preferred Units to the office of the General Partner maintained for such purpose. Currently, such office is located at 3890 W. Northwest Highway, Suite 400, Dallas, Texas 75220. Each exchange will be deemed to have been effected immediately prior to the close of business on the date on which such Series C Preferred Units to be exchanged (together with all required documentation) shall have been surrendered and notice shall have been received by the General Partner as aforesaid and the Exchange Price shall have been paid. Any Series C Preferred Shares issued pursuant to this Section 4.02(e)(viii) shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of pledge, lien, encumbrance or restriction other than those provided in the Declaration of Trust, the Bylaws of the Company, the Securities Act and relevant state securities or blue sky laws.

          (ii) In the event of an exchange of Series C Preferred Units for shares of Series C Preferred Shares, an amount equal to the accrued and unpaid distributions, whether or not declared, to the date of exchange on any Series C Preferred Units tendered for exchange shall (a) accrue on the shares of the Series C Preferred Shares into which such Series C Preferred Units are exchanged, and (b) continue to accrue on such Series C Preferred Units, which shall remain outstanding following such exchange, with the Company as the holder of such Series C Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a holder of a Series C Preferred Unit that was validly exchanged into Series C Preferred Shares pursuant to this section (other than the Company now holding such Series C Preferred Unit), receive a distribution out of funds legally available for the payment of distributions, if such holder, after exchange, is entitled to receive a distribution out of funds legally available for the payment of distributions with respect to the share of Series C Preferred Shares for which such Series C Preferred Unit was exchanged or redeemed.

          (iii) Fractional shares of Series C Preferred Shares are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series C Preferred Shares on the day prior to the exchange date as determined in good faith by the Board of Trustees of the Company.

               (3) Adjustment of Exchange Price. (i) The Exchange Price is
                   ----------------------------
     subject to adjustment upon certain events, including, (a) subdivisions, combinations and reclassification of the Series C Preferred Shares, and (b) distributions to all holders of Series C Preferred Shares of evidences of indebtedness of the Company or assets (including securities, but excluding dividends and distributions paid in cash out of equity applicable to Series C Preferred Shares).

          (ii) In case the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the Company's capital shares or sale of all or substantially all of the Company's assets), in each case as a result of which the Series C Preferred Shares will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series C Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of shares of Series C Preferred Shares or fraction thereof into which one Series C Preferred Unit was exchangeable immediately prior to such transaction. The Company may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. In addition, the Company shall not issue any Additional Securities without the consent of the holders of the Series C Preferred Units if such consent would be required to be obtained from holders of Series C Preferred Shares and such Series C Preferred Shares were outstanding.

          (ix) No Conversion Rights. The holders of the Series C Preferred Units
               --------------------
shall not have any rights to convert such shares into shares of any other class or series of stock or into any other securities of, or interest in, the Partnership.

          (x) No Sinking Fund. No sinking fund shall be established for the
              --------------
retirement or redemption of Series C Preferred Units.

          (xi) Record Holders. The General Partner may deem and treat the record
               --------------
holder of any Series C Preferred Unit as the true and lawful owner thereof for all purposes, and the General Partner shall not be affected by any notice to the contrary.

     (f) Series D Cumulative Convertible Redeemable Preferred Units of
         -------------------------------------------------------------
Partnership Interest.
--------------------

          (i) Number of Units and Designation. A series of preferred units of
              -------------------------------
partnership interest designated as Series D Cumulative Convertible Redeemable Preferred Units of Partnership Interest is hereby established and the number of units which shall constitute such series shall not be more than 3,773,585 units, which number may be decreased (but not below the aggregate number thereof then outstanding and/or which have been reserved for issuance) from time to time by the General Partner.

          (ii) For purposes of the Series D Preferred Units, the following terms shall have the meanings indicated:

     "Applicable Treasury Rate," for each Dividend Period, shall mean the annual yield to maturity to U.S. Treasury securities with a ten-year maturity, as compiled by and published in the most recent Federal Reserve Statistical Release H.13(519) which has become publicly available prior to the last Business Day of such Dividend Period (or, if such Statistical Release is no longer published, any publicly available source of similar date).

     "Base Rate" shall mean an annual dividend payment in an amount per share equal to $1.60; provided, however, that if the Company gives notice of its
                --------  -------
election to make a Dividend Increase (as defined in the Exchange Agreement) following a Change of Control (as defined in the Exchange Agreement) in accordance with Section 6.7 of the Exchange Agreement, then from and after the date of such notice, the "Base Rate" shall mean an annual dividend payment in an amount per share equal to the product of (a) the greater of (1) 800 basis points plus the Applicable Treasury Rate or (2) 12% and (b) the greater of (1) the Liquidation Preference per Series D Preferred Share and (2) the Volume-Weighted Average trading Price for the thirty trading days preceding the Change of Control transaction of the number of Common Shares into which each Series D Preferred Share is then convertible.

     "Board of Trustees" shall mean the Board of Trustees of the Company.

     "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City, New York are authorized or required by law, regulation or executive order to close.

     "Call Date" shall mean the date specified in the notice to holders required under Section 4.02(f)(v)(4) as the Call Date.

     "Change of Control" shall have the meaning set forth in Section 6.7(f) of the Exchange Agreement.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Constituent Person" shall have the meaning set forth in Section 4.02(f)(vi)(5).

     "Conversion Date" shall have the meaning set forth in Section 4.02(f)(vi).

     "Conversion Price" shall mean the conversion price per Common Unit for which the Series D Preferred Units are convertible, as such Conversion Price maybe adjusted pursuant to Section 4.02(f)(vi). The initial conversion price shall be $26.50.

     "Current Market Price" of publicly traded Common Units or any other Partnership Units or other security of the Partnership or any other issuer for any day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market ("NASDAQ") or, if such security is not quoted on NASDAQ, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. (the "NASD") or, if bid and asked prices for such security on such day shall not have been reported through the NASD, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Board of Trustees. If the Common Units are not publicly traded, then the Current Market Price of such Common Units shall be equal to the Current Market Price of common shares of beneficial interest of the Company ("Common Shares"), multiplied by the then-current Conversion Factor.

     "Distribution Payment Date" shall mean (i) for any Distribution Period with respect to which the Partnership pays a distribution on the Common Units, the date on which such distribution is paid, or (ii) for any Distribution Period with respect to' which the Partnership does not pay a distribution on the Common Units, a date to be set by the General Partner, which date shall not be later than the thirtieth calendar day after the end of the applicable Distribution Period.

     "Distribution Periods" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period with respect to any Series D Preferred Units (other than the initial Distribution Period, which shall commence on the Issue Date for such Series D Preferred Units and end on and include the last day of the calendar quarter immediately following such Issue Date, and other than the Distribution Period during which any Series D Preferred Units shall be redeemed pursuant to Section 4.02(f)(v) or converted pursuant to Section

4.02(f)(vi), which shall end on and include the Call Date with respect to the Series D Preferred Units being redeemed).

     "Exchange Agreement" shall mean the Exchange Agreement, dated as of March 20, 2001, by and among Security Capital Preferred Growth Incorporated, a Maryland corporation, the Company and the Partnership, as amended from time to time.

     "Expiration Time" shall have the meaning set forth in Section 4.02(f)(vi)(4)(D).

     "Fair Market Value" shall mean the average of the daily Current Market Prices of a Common Unit on the five (5) consecutive Trading Days selected by the General partner commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before any "ex date" with respect to the issuance or distribution requiring such computation. The term "ex date," when used with respect to any issuance or distribution, means the first day on which the Common Units trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price.

     "Fully Junior Units" shall mean the Common Units and any other class or series of units of partnership interest in the Partnership now or hereafter issued and outstanding over which the Series D Preferred Units have preference or priority in both (i) the payment of distributions and (ii) the distribution of assets on any liquidation, dissolution or winding up of the Company.

     "Funds from Operations" shall mean net income (loss) (computed in accordance with generally accepted accounting principles) excluding gains (or losses) from debt restructuring, and distributions in excess of earnings allocated to other minority interests (as reflected in the financial statements of the Partnership) plus depreciation/amortization of assets unique to the real estate industry, all computed in a manner consistent with the revised definition of Funds From Operations adopted by the National Association of Real Estate Investment Trusts ("NAREIT"), in its White Paper dated March 1995, as such definitions may be modified from time to time, as determined by the General Partner in good faith.

     "Issue Date" shall mean the date on which the Series D Preferred Units are issued.

     "Junior Units" shall mean the Common Units and any other class or series of Partnership Units now or hereafter issued and outstanding over which the Series D Preferred Units have preference or priority in the payment of distributions or in the distribution of assets on any liquidation, dissolution or winding up of the Company.

     "Non-Electing Unit" shall have the meaning set forth in Section 4.02(f)(vi)(5).

     "Parity Preferred Units" shall have the meaning set forth in Section 4.02(f)(vii)(2).

     "Person" shall mean any individual, firm, partnership, corporation, limited liability company, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.

     "Purchased Units" shall have the meaning set forth in Section 4.02(f)(vi)(4)(D).

     "REIT Termination Event" shall mean the earliest to occur of:

     (i) the filing of a federal income tax return by the Company for any taxable year on which the Company does not compute its income as a real estate investment trust;

     (ii) the approval by the unitholders of the Company of a proposal for the Company to cease to qualify as a real estate investment trust;

     (iii) a determination by the Board of Trustees of the Company, based on the advice of counsel, that the Company has ceased to qualify as a real estate investment trust; or

     (iv) a "determination" within the meaning of Section 1313(a) of the Code that the Company has ceased to qualify as a real estate investment trust.

     "Securities" and "Security" shall have the meanings set forth in Section 4.02(f)(vi)(4)(C).

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Series D Preferred Units" shall mean the Series D Cumulative Convertible Redeemable Preferred Units of Partnership Interest of the Partnership.

     "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration or other action of the General Partner, the allocation of funds to be so paid on any series or class of Partnership Units of the Company; provided,
                                                                       --------
however, that if any funds for any class or series of Junior Shares or any class
-------
or series of shares of beneficial interest ranking on a parity with the Series D Preferred Units as to the payment of distributions are placed in a separate account of the Company or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series D Preferred Units shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

     "Trading Day" shall mean any day on which the securities in question are traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on NASDAQ, or if such securities are not quoted on NASDAQ, in the securities market in which the securities are traded.

     "Transaction" shall have the meaning set forth in Section 4.02(f)(vi)(5).

     "Transfer Agent" shall mean the Company, or such other agent or agents of the Company as may be designated by the Board of Trustees or their designee as the transfer agent, registrar and distribution disbursing agent for the Series D Preferred Units.

     "Volume-Weighted Average Trading Price" shall mean, for any period, the number obtained by dividing (i) the sum of the products, for each sale of any security during such period, of (a) the sale price of such security, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the securities are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the securities are admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, the sale price, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if the securities are not quoted by any such organization, the sales prices as furnished by professional market makers making a market in the securities or, if the securities are not publicly traded, the sale price as reasonably determined in good faith by the Board of Trustees and (b) the number of such securities sold by (ii) the total number of such securities sold during such period.

          (iii) Distributions.
                -------------

               (1) Subject to the preferential rights of the holders of Parity Preferred Units and holders of any preferred units that rank senior in the payment of distributions to the Series D Preferred Units issued after the date hereof in accordance herewith as to payment of distributions and rights upon voluntary or involuntary dissolution, liquidation or winding up, the holders of Series D Preferred Units shall be entitled to receive, when, as and if determined by the General Partner in its sole discretion, out of finds legally available for the payment of distributions, cumulative preferential distributions payable in cash in an amount per share equal to the greater of (i) the Base Rate or (ii) the regular cash distributions (determined on each Distribution Payment Date) on the Common Units, or portion thereof, into which a Series D Preferred Share is convertible. The distributions referred to in clause (ii) of the preceding sentence shall equal the number of Common Units, or portion thereof, into which one Series D Preferred Unit will be convertible on or after the Conversion Date, multiplied by the most current quarterly distribution on one Common Unit on or before the applicable Distribution Payment Date. If the Partnership pays a regular cash distribution on the Common Units with respect to a Distribution Period after the date on which the Distribution Payment Date is declared pursuant to clause (ii) of the definition of Distribution Payment Date and the distribution calculated pursuant to clause (ii) of this paragraph (a) with respect to such Distribution Period is greater than the distribution previously declared on the Series D Preferred Units with respect to such Distribution Period, the Partnership shall pay an additional distribution to the holders of the Series D Preferred Units on the date on which the distribution on the Common Units is paid, in an amount equal to the difference between (y) the distribution calculated pursuant to clause (ii) of this paragraph (a) and (z) the amount of distributions previously declared on the Series D Preferred Units with respect to such Distribution Period. The distributions shall begin to accrue and shall be fully cumulative from the first day of the applicable Distribution Period, whether or not in any Distribution Period or Periods there shall be funds of the Partnership legally available for the payment of such distributions, and shall be payable quarterly, when, as and if the General Partner, in its sole discretion, determines, in arrears on Distribution Payment Dates. Each such distribution shall be payable in arrears to the holders of record of Series D Preferred Units as they appear in the records of the Partnership at the close of business on such record dates, not less than 10 nor more than 50 days preceding such Distribution

     Payment Dates thereof, as shall be fixed by the General Partner. Accrued and unpaid distributions for any past Distribution Periods may be declared and paid at any time and for such interim periods, without reference to any regular Distribution Payment Date, to holders of record on such date, not less than 10 nor more than 50 days preceding the payment date thereof, as may be fixed by the General Partner. Any distribution payment made on Series D Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to Series D Preferred Units which remains payable.

               (2) The amount of distributions referred to in clause (i) of
     Section 4.02(f)(iii)(1) payable for each full Distribution Period on the Series D Preferred Units shall be computed by dividing the annual distribution rate by four. The initial Distribution Period for the Series D Preferred Units will include a partial distribution for the period from the Issue Date until the last day of the calendar quarter immediately following such Issue Date. The amount of distributions payable for such period, or any other period shorter than a full Distribution Period, on the Series D Preferred Units shall be computed by dividing the number of days in such period by 365 and multiplying the result by the Series D Preferred distribution rate determined in accordance with Section 4.02(f)(iii)(1). Holders of Series D Preferred Units shall not be entitled to any distributions, whether payable in cash, property or shares, in excess of cumulative distributions, as herein provided, on the Series D Preferred Units. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution or distributions on the Series D Preferred Units which may be in arrears.

               (3) So long as any Series D Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any class or series of Parity Preferred Units for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series D Preferred Units for all Distribution Periods terminating on or prior to the Distribution Payment Date on such class or series of Parity Preferred Units. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions declared upon Series D Preferred Units and all distributions declared upon any other class or series of Parity Preferred Units shall be declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series D Preferred Units and accumulated and unpaid on such Parity Preferred Units.

               (4) So long as any Series D Preferred Units are outstanding, no distributions (other than distributions paid solely in shares of, or options, warrants or rights to subscribe for or purchase shares of, Fully Junior Units) shall be declared or paid or set apart for payment or other distribution shall be declared or made or set apart for payment upon Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Units made for purposes of an employee incentive or benefit plan of the Partnership or any subsidiary or affiliate) for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any Junior Units) by the Partnership, directly or indirectly (except by conversion into or exchange for Fully Junior Units), unless in each case (i) the full cumulative distributions on all outstanding Series D Preferred Units and any other Parity Preferred Units of the Partnership shall have been or contemporaneously are declared and paid or declared and set apart for payment for all past Distribution Periods with respect to the Series D Preferred Units and all past distribution periods with respect to such Parity Preferred Units and (ii) sufficient funds shall have been or contemporaneously are declared and paid or declared and set apart for the payment of the distribution for the current Distribution Period with respect to the Series D Preferred Units and the current distribution period with respect to such Parity Preferred Units.

               (5) No distributions on Series D Preferred Units shall be declared by the General Partner or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

          (iv) Liquidation Preference.
               ----------------------

               (1) In the event of any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary, subject to the rights of holders of Parity Preferred Units and subject to the prior preferences and other rights of any series of Partnership Units ranking senior to the Series D Preferred Units upon liquidation, distribution or winding up of the Partnership, before any payment or distribution of the assets of the Partnership (whether capital or surplus) shall be made to or set apart for the holders of Junior Units, the holders of the Series D Preferred Units shall be entitled to receive Twenty Six Dollars and Fifty Cents ($26.50) (the "Liquidation Preference") per Series D Preferred Unit plus an amount equal to all distributions (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any further payment; provided, that the
                                                           --------
     distribution payable with respect to the Distribution Period containing the date of final distribution shall be equal to the greater of (i) the distribution provided in Section 4.02(f)(iii)(1)(i) or (ii) the distribution determined pursuant to Section 4.02(f)(iii)(1)(ii) for the preceding Distribution Period. If, upon any liquidation, dissolution or winding up of the Partnership, the assets of the Partnership, or proceeds thereof, distributable among the holders of the Series D Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Preferred Units, then such assets, or the proceeds thereof, shall be distributed among the holders of Series D Preferred Units and any such other Parity Preferred Units ratably in accordance with the respective amounts that would be payable on such Series D Preferred Units and any such other Parity Preferred Units if all amounts payable thereon were paid in full. For the purposes of this Section 4.02(f)(iv), (i) a consolidation or merger of the Partnership with one or more partnerships, corporations, real estate investment trusts or other entities or (ii) a sale, lease or conveyance of all or substantially all of the Partnership's property or business shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Partnership.

               (2) Subject to the rights of the holders of shares of any series or class or classes of units ranking on a parity with or prior to the Series D Preferred Units upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Partnership, after payment shall have been made in full to the holders of the Series D Preferred Units, as provided in this Section 4.02(f)(iv), the holders of Series D Preferred Units shall have no other claim to the remaining assets of the Partnership and any other series or class or classes of Junior Units shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series D Preferred Units shall not be entitled to share therein.

          (v)  Redemption at the Option of the Partnership.
               -------------------------------------------

               (1) The Series D Preferred Units shall not be redeemable by the Partnership prior to December 29, 2005. On and after December 29, 2005, the Partnership, at its option, may redeem the Series D Preferred Units, in whole at any time or from time to time in part out of funds legally available therefor at a redemption price payable in cash equal to 100% of the Liquidation Preference per Series D Preferred Units (plus all accumulated, accrued and unpaid distributions as provided below).

               (2) Upon any redemption of Series D Preferred Units pursuant to this Section 4.02(f)(v), the Partnership shall pay all accrued and unpaid distributions, if any, thereon to the Call Date, without interest. If the Call Date falls after a distribution payment record date and prior to the corresponding Distribution Payment Date, then each holder of Series D Preferred Units at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding Distribution Payment Date notwithstanding any redemption of such shares before such Distribution Payment Date. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series D Preferred Units called for redemption.

               (3) If full cumulative distributions on the Series D Preferred Units and any other class or series of Parity Preferred Units of the Partnership have not been declared and paid or declared and set apart for payment; the Series D Preferred Units may not be redeemed under this
     Section 4.02(f)(v) in part and the Partnership may not purchase or acquire Series D Preferred Units, otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of Series D Preferred Units.

               (4) Notice of the redemption of any Series D Preferred Units under this Section 4.02(f)(v) shall be mailed by first-class mail to each holder of record of Series D Preferred Units to be redeemed at the address of each such holder as shown on the Partnership's records, not less than 30 nor more than 90 days prior to the Call Date. Neither the failure to mail any notice required by this paragraph (d), nor any defect therein or in the mailing thereof, to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Each such mailed notice shall state, as appropriate:
     (1) the Call Date; (2) the number of Series D Preferred Units to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the then-current Conversion Price; and (5) that distributions on the shares to be redeemed shall cease to accrue on such Call Date except as otherwise provided herein. Notice having been mailed as aforesaid, from and after the Call Date (unless the Partnership shall fail to make available an amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, distributions on the Series D Preferred Units so called for redemption shall cease to accrue, (ii) such shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series D Preferred Units shall cease (except the rights to convert and to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any distributions payable thereon). The Partnership's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Call Date, the Partnership shall deposit with a bank or trust company (which maybe an affiliate of the Partnership) that has an office in the Borough of Manhattan, City of New York, and that has, or is an affiliate of a bank or trust company that has, capital and surplus of at least $50,000,000, necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series D Preferred Units so called for redemption. No interest shall accrue for the benefit of the holders of Series D Preferred Units to be redeemed on any cash so set aside by the Partnership. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Call Date shall revert to the general funds of the Partnership, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Partnership for the payment of such cash.

     As promptly as practicable after the Call Date, such Series D Preferred Units shall be exchanged for any cash (without interest thereon) for which such Series D Preferred Units have been redeemed, such exchange to be evidenced by appropriate amendments of Exhibit A to the Agreement and payment to the holder
                          ---------
thereof (as shown on the records of the Partnership) of such cash. If fewer than all the outstanding Series D Preferred Units are to be redeemed, shares to be redeemed shall be selected by the Partnership from outstanding Series D Preferred Units not previously called for redemption pro rata (as nearly as may be), by lot or by any other method determined by the Partnership in its sole discretion to be equitable.

          (vi) Conversion. Holders of Series D Preferred Units shall have the
               ----------
right to convert all or a portion of such units into Common Units, as follows:

               (1) Subject to and upon compliance with the provisions of this
     Section 4.02(f)(vi), a holder of Series D Preferred Units shall have the right, at his or her option, at any time after the earliest to occur of (i) the sixty-first day after such holder provides the Partnership with written notice of its intent to convert Series D Preferred Units, (ii) the first day on which a Change of Control occurs, (iii) the occurrence of a REIT Termination Event, or (iv) such date as determined by the Partnership (the "Conversion Date"), to convert all or any portion of such units (or such units as determined by the General Partner if pursuant to clause (iv) above) into the number of Common Units obtained by dividing the aggregate Liquidation Preference of such units (inclusive of accrued but unpaid distributions) by the Conversion Price (as in effect at the time and on the date provided for in the last paragraph of paragraph (2) of this
     Section 4.02(f)(vi)), such conversion to be made in the manner provided in paragraph (2) of this Section 4.02(f)(vi); provided, however, that the
                                                --------  -------
     right to convert units called for redemption pursuant to Section 4.02(f)(v) shall terminate at the close of business on the fifth Business Day prior to the Call Date fixed for such redemption, unless the Partnership shall default in making payment of the cash payable upon such redemption under
     Section 4.02(f)(v).

               (2) In order to exercise the conversion right, the holder of each Series D Preferred Unit to be converted shall irrevocably instruct the General Partner in a writing duly executed by the holder or the holder's duly authorized attorney, with signature guaranteed, to convert such units into Common Units. The General Partner, in its sole discretion, may require such holder to provide additional instruments of transfer as its deems necessary or desirable to effect the conversion. Each instruction shall be accompanied by an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the General Partner demonstrating that such taxes have been paid).

     Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such instruction and such notice shall have been received by the General Partner as aforesaid (and if applicable, payment of an amount equal to the distribution payable on such units shall have been received by the General Partner as described above) and such conversion shall be at the Conversion Price in effect at such time on such date.

     Holders of Series D Preferred Units at the close of business on a distribution payment record date shall be entitled to receive the distribution payable on such units on the corresponding Distribution Payment Date notwithstanding the conversion thereof following such distribution payment record date and prior to such Distribution Payment Date. However, the holder of Series D Preferred Units converted during the period between the close of business on any distribution payment record date and the opening of business on the corresponding Distribution Payment Date (except Series D Preferred Units converted after the issuance of notice of redemption with respect to a Call Date during such period, such Series D Preferred Units being entitled to such distribution on the Distribution Payment Date) must pay to the Partnership an amount equal to the distribution payable on such units on such Distribution Payment Date. A holder of Series D Preferred Units on a distribution payment record date who converts Series D Preferred Units into Common Units on the corresponding Distribution Payment Date will receive the distribution payable by the Partnership on such Series D Preferred Units on such date, and the converting holder need not pay the amount of such distribution upon conversion. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on converted units or for distributions on the Common Units issued upon such conversion.

               (3) In lieu of any fractional interest in a Common Unit that would otherwise be deliverable upon the conversion of a Series D Preferred Share, the General Partner, in its sole discretion, may cause the Partnership to pay to the holder of such fractional unit an amount in cash based upon the Fair Market Value of the Common Units on the Trading Day immediately preceding the date of conversion. If more than one unit shall be surrendered for conversion at one time by the same holder, the number of full Common Units issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series D Preferred Units so surrendered.

               (4) The Conversion Price shall be adjusted from time to time as follows:

                    (A) If the Partnership shall after the Issue Date (a) make a distribution on its Partnership Units in Common Units, (b) subdivide its outstanding Common Units into a greater number of units, (c) combine its outstanding Common Units into a smaller number of units or
          (d) issue any Partnership Units by reclassification of its Common Units, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of unitholders entitled to receive such distribution or distribution or at the opening of business on the Business Day next following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Series D Preferred Units thereafter surrendered for conversion shall be entitled to receive the number of Common Units that such holder would have owned or have been entitled to receive after the happening of any of the events described above as if such Series D Preferred Units had been converted immediately prior to the record date in the case of a distribution or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (A) shall become effective immediately after the opening of business on the Business Day next following the record date (except as provided in paragraph
          (8) below) in the case of a distribution and shall become effective immediately after the opening of business on the Business Day next following the effective date in the case of a subdivision, combination or reclassification.

                    (B) If the Partnership shall issue after the Issue Date rights, options or warrants to all holders of Common Units entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Units at a price per share less than 95% (100% if a stand-by underwriter is used and charges the Partnership a commission) of the Fair Market Value per Common Unit on the record date for the determination of unitholders entitled to receive such rights, options or warrants, then the Conversion Price in effect at the opening of business on the Business Day next following such record date shall be adjusted to equal the price determined by multiplying (a) the Conversion Price in effect immediately prior to the opening of business on the Business Day next following the date fixed for such determination by (b) a fraction, the numerator of which shall be the sum of (x) the number of Common Units outstanding on the close of business on the date fixed for such determination and (y) the number of shares that the aggregate proceeds to the Partnership from the exercise of such rights, options or warrants for Common Units would purchase at 95% of such Fair Market Value (or 100% in the case of a stand-by underwriting), and the denominator of which shall be the sum of (x) the number of Common Units outstanding on the close of business on the date fixed for such determination and (y) the number of additional Common Units offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in paragraph (8) below). In determining whether any rights, options or warrants entitle the holders of Common Units to subscribe for or purchase Common Units at less than 95% of such Fair Market Value (or 100% in the case of a stand-by underwriting), there shall be taken into account any consideration received by the Partnership upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the General Partner whose determination shall be conclusive.

                    (C) If the Partnership shall distribute to all holders of its Common Units any securities of the Partnership (other than Common Units) or evidence of its indebtedness or assets (excluding cumulative cash distributions or distributions paid with respect to the Common Units after December 31, 2000 which are not in excess of the following: the sum of (a) the Partnership's cumulative undistributed Funds from Operations at December 31, 2000, plus (b) the cumulative amount of Funds from Operations, as determined by the General Partner, after December 31, 2000, minus (c) the cumulative amount of distributions accrued or paid in respect of the Series D Preferred Units or any other class or series of preferred units of the Partnership after the Issue Date or rights, options or warrants to subscribe for or purchase any of its securities (excluding those rights, options and warrants issued to all holders of Common Units entitling them for a period expiring within 45 days after the record date referred to in subparagraph (B) above to subscribe for or purchase Common Units, which rights and warrants are referred to in and treated under subparagraph (B) above) (any of the foregoing being hereinafter in this subparagraph (C) collectively called the "Securities" and individually a "Security"), then in each such case the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (x) the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of unitholders entitled to receive such distribution by
          (y) a fraction, the numerator of which shall be the Fair Market Value per Common Unit on the record date mentioned below less the then fair market value (as determined by the General Partner, whose determination shall be conclusive) of the portion of the Securities or assets or evidences of indebtedness so distributed or of such rights, options or warrants applicable to one Common Unit, and the denominator of which shall be the Fair Market Value per Common Unit on the record date mentioned below. Such adjustment shall become effective immediately at the opening of business on the Business Day next following (except as provided in paragraph (h) below) the record date for the determination of unitholders entitled to receive such distribution. For the purposes of this subparagraph (C), the distribution of a Security, which is distributed not only to the holders of the Common Units on the date fixed for the determination of unitholders entitled to such distribution of such Security, but also is distributed with each Common Unit delivered to a Person converting a Series D Preferred Unit after such determination date, shall not require an adjustment of the Conversion Price pursuant to this subparagraph (C);

          provided that on the date, if any, on which a person converting a Series D Preferred Unit would no longer be entitled to receive such Security with a Common Unit (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred and the Conversion Price shall be adjusted as provided in this subparagraph (C) (and such day shall be deemed to be "the date fixed for the determination of the unitholders entitled to receive such distribution" and "the record date" within the meaning of the two preceding sentences).

                    (D) In case a tender or exchange offer (which term shall not include open market repurchases by the Partnership) made by the Partnership or any subsidiary of the Partnership for all or any portion of the Common Units shall expire and such tender or exchange offer shall involve the payment by the Partnership or such subsidiary of consideration per Common Unit having a fair market value (as determined in good faith by the General Partner, whose determination shall be conclusive), at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer, that exceeds the Current Market Price per Common Unit on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph, by a fraction of which the numerator shall be the number of Common Units outstanding (including any tendered or exchanged units) at the Expiration Time, multiplied by the Current Market Price per Common Unit on the Trading Day next succeeding the Expiration Time, and the denominator shall be the sum of (a) the fair market value (determined as aforesaid) of the aggregate consideration payable to unitholders based upon the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any maximum, being referred to as the "Purchased Units") and (b) the product of the number of Common Units outstanding (less any Purchased Units) at the Expiration Time and the Current Market Price per Common Unit on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

                    (E) No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1 % in such price; provided, however, that any adjustments that by reason of this subparagraph (E) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this
          Section 4.02(f)(vi) (other than this subparagraph (E)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Common Units: Notwithstanding any other provisions of this Section 4.02(f)(vi), the Partnership shall not be required to make any adjustment of the Conversion Price for the issuance of any Common Units pursuant to any plan providing for the reinvestment of distributions or interest payable on securities of the Partnership and the investment of additional optional amounts in Common Units under such plan. All calculations under this Section 4.02(f)(vi) shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a unit (with .05 of a unit being rounded upward), as the case may be. Anything in this paragraph (4) to the contrary notwithstanding, the Partnership shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph (4), as it in its discretion shall determine to be advisable in order that any share distributions, subdivision of shares, reclassification or combination of shares, distribution of rights or warrants to purchase shares or securities, or distribution of other assets (other than cash distributions) hereafter made by the Partnership to its partners shall not be taxable.

               (5) If the Partnership shall be a party to any transaction (including without limitation a merger, consolidation, self tender offer for all or substantially all of its Common Units, sale of all or substantially all of the Partnership's assets or recapitalization of the Common Units and excluding any transaction as to which subparagraph (4)(A) of this Section 4.02(f)(vi) applies) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which all or substantially all of the Common Units are converted into the right to receive shares, securities or other property (including cash or any combination thereof), each Series D Preferred Unit which is not redeemed or converted into the right to receive shares, securities or other property prior to such Transaction shall thereafter be convertible into the kind and amount of shares, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of Common Units into which one Series D Preferred Unit was convertible immediately prior to such Transaction, assuming such holder of Common Units (i) is not a Person with which the Partnership consolidated or into which the Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of shares, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of shares, securities and other property (including cash) receivable upon such Transaction is not the same for each Common Unit held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Unit"), then for the purpose of this paragraph (5) the kind and amount of shares, securities and other property (including cash) receivable upon such Transaction by each Non-Electing Unit shall be deemed to be the kind and amount so receivable per unit by holders of a plurality of the Non-Electing Units). The Partnership shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (5), and it shall not consent or agree to the occurrence of any Transaction until the Partnership has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series D Preferred Units that will contain provisions enabling the holders of the Series D Preferred Units that remain outstanding after such Transaction to convert into the consideration received by holders of Common Units at the

     Conversion Price in effect immediately prior to such Transaction. The provisions of this paragraph (5) shall similarly apply to successive Transactions.

               (6)  If:

                    (A) the Partnership shall declare a distribution on its Common Units (other than cash distributions or distributions paid with respect to the Common Units after December 31, 2000 not in excess of the sum of the Partnership's cumulative undistributed Funds from Operations at December 31, 2000, plus the cumulative amount of Funds from Operations, as determined by the General Partner, after December 31, 2000, minus the cumulative amount of distributions accrued or paid in respect of the Series D Preferred Units or any other class or series of preferred units of the Partnership after the Issue Date); or

                    (B) the Partnership shall authorize the granting to all holders of Common Units of rights, options or warrants to subscribe for or purchase any units of any class or any other rights, options or warrants; or

                    (C) there shall be any reclassification of the Common Units (other than an event to which subparagraph (4)(A) of this Section 4.02(f)(vi) applies) or any consolidation or merger to which the Partnership is a party (other than a merger in which the Partnership is the surviving entity) and for which approval of any partners of the Partnership is required, or a self tender offer by the Partnership for all or substantially all of its outstanding Common Units or the sale or transfer of all or substantially all of the assets of the Partnership as an entirety; or

                    (D) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Partnership;

                    then the General Partner shall cause to be mailed to the holders of Series D Preferred Units at their addresses as shown on the records of the Partnership, as promptly as possible, but at least 10 days prior to the applicable date hereinafter specified, a notice stating (a) the date on which a record is to be taken for the purpose of such distribution,-or granting of rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Units of record to be entitled to such distribution, or rights, options or warrants are to be determined or (b) the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Units of record shall be entitled to exchange their Common Units for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 4.02(f)(vi).

               (7) Whenever the Conversion Price is adjusted as herein provided, the General Partner shall promptly (i) execute and file in its records an officer's certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error, and (ii) prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date of such adjustment and shall mail such notice of such adjustment of the Conversion Price to the holder of each Series D Preferred Unit at such holder's last address as shown on the records of the Partnership.

               (8) In any case in which paragraph (4) of this Section 4.02(f)(vi) provides that an adjustment shall become effective on the day next following the record date for an event, the Partnership may defer until the occurrence of such event (A) issuing to the holder of any Series D Preferred Unit converted after such record date and before the occurrence of such event the additional Common Units issuable upon such conversion by reason of the adjustment required by such event over and above the Common Units issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fraction pursuant to paragraph (3) of this Section 4.02(f)(vi).

               (9) There shall be no adjustment of the Conversion Price in case of the issuance of any shares of beneficial interest of the Partnership in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 4.02(f)(vi). If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section 4.02(f)(vi), only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.

               (10) If the Partnership shall take any action affecting the Common Units, other than action described in this Section 4.02(f)(vi), that in the opinion of the General Partner would materially and adversely affect the conversion rights of the holders of the Series D Preferred Units, the Conversion Price for the Series D Preferred Units may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the General Partner, in its sole discretion, may determine to be equitable in the circumstances.

               The Partnership shall endeavor to comply with all federal and state securities laws and regulations thereunder in connection with the issuance of any securities that the Partnership shall be obligated to deliver upon conversion of the Series D Preferred Units.

               (11) The Partnership will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Units or other securities or property on conversion of the Series D Preferred Units pursuant hereto; provided, however, that the Partnership shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Units or other securities or property in a name other than that of the holder of the Series

     D Preferred Units to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Partnership the amount of any such tax or established, to the reasonable satisfaction of the Partnership, that such tax has been paid.

          (vii) Ranking. Any class or series of Partnership Units shall be
                -------
     deemed to rank:

               (1) prior to the Series D Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series D Preferred Units;

               (2) on a parity with the Series D Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, Distribution Payment Dates or redemption or liquidation prices per share thereof shall be different from those of the Series D Preferred Units, if the holders of such class or series and the Series D Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per share or liquidation preferences, without preference or priority one over the other ("Parity Preferred Units");

               (3) junior to the Series D Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up, if such class or series shall be Junior Shares; and

               (4) junior to the Series D Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, if such class or series shall be Fully Junior Units.

          (viii) Voting. Except as expressly provided herein, the holders of
                 ------
Series D Preferred Units shall have no voting rights.

          So long as any Series D Preferred Units are outstanding, in addition to any other vote or consent of partners required by law or by the Partnership Agreement, the affirmative vote of at least 51% of the votes entitled to be cast by the holders of the Series D Preferred Units given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

               (1) Any amendment, alteration or repeal of any of the provisions of the Agreement that materially and adversely affects the voting powers, rights or preferences of the holders of the Series D Preferred Units; provided, however, that the amendment of the provisions of the Partnership Agreement so as to authorize or create or to increase the authorized amount of, any Parity Preferred Units, Fully Junior Units or Junior Units that are not senior in any respect to the Series D Preferred Units shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Series D Preferred Units; or

               (2) A consolidation with or merger of the Partnership into another entity, or a consolidation with or merger of another entity into the Partnership, unless in each such case each Series D Preferred Units (i) shall remain outstanding without a material and adverse change to its terms and rights or (ii) shall be converted into or exchanged for convertible securities of the surviving entity having preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption thereof identical to that of a Series D Preferred Unit (except for changes that do not materially and adversely affect the holders of the Series D Preferred Units);

          provided, however, that no such vote of the holders of Series D
          --------  -------
     Preferred Units shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares or convertible security is to be made, as the case may be, provision is made for the redemption of all Series D Preferred Units at the time outstanding to the extent such redemption is authorized by Section 4.02(f)(v) hereof.

          For purposes of the foregoing provisions of this Section 4.02(f)(viii), each Series D Preferred Unit shall have one (1) vote per unit, except that when any other series of Preferred Units shall have the right to vote with the Series D Preferred Units as a single class on any matter, then the Series D Preferred Units and such other series shall have with respect to such matters one (1) vote per $26.50 (or less pursuant to Section 4.02(f)(iv)(1) hereof) of stated liquidation preference. Except as otherwise required by applicable law or as set forth herein, the Series D Preferred Units shall not have any relative, participating, optional or other special voting rights and powers other than as set forth herein, and the consent of the holders thereof shall not be required for the taking of any Partnership action.

          (ix) Record Holders. The General Partner may deem and treat the record
               --------------
holder of any Series D Preferred Units as the true and lawful owner thereof for all purposes, and the General Partner shall not be affected by any notice to the contrary.

     (g)  Series E Cumulative Preferred Units of Partnership Interest.
          -----------------------------------------------------------

          (i) Designation and Number. A series of Partnership Interests
              ----------------------
designated as 7.5% Series E Cumulative Preferred Units ("Series E Preferred Units") is hereby established. The number of Series E Preferred Units shall be 200,000. The stated value of a Series E Preferred Unit shall be $50.00 (the "Stated Value").

          (ii) Rank. The Series E Preferred Units shall, with respect to
               ----
distribution rights and rights upon liquidation, dissolution or winding up of the Partnership, rank (i) senior to the Common Units and to all Partnership Interests ranking junior to the Series E Preferred Units and (ii) on a parity with all Partnership Interests issued by the Partnership that constitute Parity Preferred Units.

          (iii) Distributions.
                -------------

               (1) Subject to the rights of holders of Parity Preferred Units and holders of preferred units ranking senior to the Series E Preferred Units issued after the date hereof in accordance herewith as to payment of distributions and rights upon liquidation, dissolution or winding-up, the holders of Series E Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of funds legally available for that purpose, cumulative preferential distributions payable in cash in an amount per Series E Preferred Unit equal to $0.9375 per calendar quarter (equivalent to $3.75 per annum or an annual rate of 7.5%). Such distributions shall be cumulative from the Series E Issue Date (as defined in Section 4.02(g)(ix) below), whether or not in any Series E Distribution Period or Periods such distributions shall be authorized or there shall be funds of the Partnership legally available for the payment of such distributions, and shall be payable quarterly in arrears on the Series E Distribution Payment Dates, commencing on the first Series E Distribution Payment Date after the Series E Issue Date. Each such distribution shall be payable in arrears to the holders of record of the Series E Preferred Units, as they appear on the records of the Partnership at the close of business on a record date which shall be not less than 10 and not more than 60 days prior to the applicable Series E Distribution Payment Date. Accumulated, accrued and unpaid distributions for any past Series E Distribution Periods may be authorized and paid at any time, without reference to any regular Series E Distribution Payment Date, to holders of record on a given date, which date shall not precede by more than 45 days the payment date thereof, as may be fixed by the Partnership, acting through the General Partner. The amount of accumulated, accrued and unpaid distributions on any Series E Preferred Unit, or fraction thereof, at any date shall be the amount of any distributions thereon calculated at the applicable rate to and including such date, whether or not earned or authorized, which have not been paid in cash. The amount of distributions payable per Series E Preferred Unit for the initial Series E Distribution Period, or any other period shorter or longer than a full Series E Distribution Period, shall be computed ratably on the basis of four 90-day quarters and a 360-day year.

               (2) Accumulated but unpaid distributions on the Series E Preferred Units shall accrue additional distributions at the rate of 12% per annum. Any distribution payment made on the Series E Preferred Units shall first be credited against the earliest accumulated but unpaid distribution due with respect to such Series E Preferred Units which remains payable.

               (3) Except as provided in Section 4.02(g)(iii)(4) below, and for so long as Series E Preferred Units are outstanding, no distributions (other than in Common Units or Partnership Interests ranking junior to the Series E Preferred Units as to distributions and upon liquidation, dissolution or winding up of the Partnership) shall be authorized or paid or set aside for payment nor shall any other distribution be authorized or made upon the Common Units or any other Partnership Interests ranking, as to distributions or upon liquidation, dissolution or winding up of the Partnership, on a parity with or junior to the Series E Preferred Units for any period unless full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Series E Preferred Units for all past Series E Distribution Periods and the then current Series E Distribution Period, nor shall any Common Units, or any Partnership Interests ranking junior to or on a parity with the Series E Preferred Units as to distributions or upon liquidation, dissolution or winding up of the Partnership, be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such Partnership Interests) by the Partnership or any other entity controlled directly or indirectly by the Partnership (except by conversion into or exchange for Partnership Interests ranking junior to the Series E Preferred Units as to distributions and upon liquidation, dissolution or winding up of the Partnership or for the repurchase of Common Units held by employees, officers or consultants of the Partnership (or their permitted transferees) that are subject to restrictive share purchase agreements under which the Partnership has the option or obligation to repurchase such shares upon the occurrence of certain events, such as termination of employment). The foregoing sentence will not prohibit the redemption of Partnership Interests corresponding to any Series E Preferred Shares or any class or series of Junior Shares to be purchased by the Company pursuant to Article VII of the Declaration of Trust to preserve the Company's status as a real estate investment trust.

               (4) When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series E Preferred Units and any other Partnership Interests ranking on a parity as to distributions with the Series E Preferred Units, all distributions authorized with respect to the Series E Preferred Units and any other Partnership Interests ranking on a parity as to distributions with the Series E Preferred Units shall be authorized pro rata so that the amount of distributions authorized with respect to the Series E Preferred Units and such other Partnership Interests shall in all cases bear to each other the same ratio that accumulated distributions with respect to the Series E Preferred Units and such other Partnership Interests (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Partnership Interests do not have a cumulative distribution) bear to each other.

               (5) Holders of Series E Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

               (6) No distributions on Series E Preferred Units shall be declared by the General Partner or paid by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such declaration or payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

          (iv) Liquidation Preference.
               ----------------------

               (1) Subject to the rights of holders of Parity Preferred Units and holders of preferred units ranking senior to the Series E Preferred Units issued after the date hereof in accordance herewith with respect to rights upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, the holders of the

     Series E Preferred Units shall be entitled to receive out of the assets of the Partnership legally available for distribution to the Partners, after payment or legally required provision for debts and other liabilities of the Partnership, a liquidation preference equal to the Stated Value per Series E Preferred Unit, plus an amount equal to any accumulated and unpaid distributions to the date of payment, before any distribution of assets is made to holders of Common Units, General Partnership Interests or any other Partnership Interests that rank junior to the Series E Preferred Units as to liquidation rights.

               (2) If upon any such voluntary or involuntary liquidation, dissolution or winding up of the Partnership, the assets of the Partnership are insufficient to pay the amount of such liquidating distributions on all outstanding Series E Preferred Units and the corresponding amounts payable on all other Partnership Interests ranking on a parity with the Series E Preferred Units in the distribution of assets, then such assets shall be allocated among the Series E Preferred Units, as a series, and each series of such other Partnership Interests in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

               (3) Written notice of any such liquidation, dissolution or winding up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 10 nor more than 60 days prior to the payment date stated therein, to each holder of the Series E Preferred Units at the respective addresses of such holders as the same shall appear on the records of the Partnership.

               (4) After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series E Preferred Units shall have no right or claim to any of the remaining assets of the Partnership.

               (5) Prior to the third (3rd) anniversary of the Series E Issue Date, the General Partner shall not permit the Partnership to liquidate, dissolve, wind up or otherwise consummate a transaction that would cause the holder of the Series E Preferred Units to recognize a taxable event under Section 1001 of the Internal Revenue Code of 1986, as amended, with respect to the Section 704(c) gain associated the Series E Preferred Units and the Common Units issued pursuant to the Contribution Agreement.

          (v)  Redemption.
               ----------

               (1) On and after the third (3rd) anniversary of the Series E Issue Date, the holders of Series E Preferred Units may require the Partnership, upon at least 30 days notice, to redeem in whole, but not in part, the Series E Preferred Units for a redemption price per Series E Preferred Unit payable in cash equal to the Stated Value plus an amount equal to any accumulated and unpaid distributions to the date of redemption (the "Aggregate Redemption Value"). Notwithstanding the forgoing, upon receipt of a redemption notice from a holder of the Series E Preferred Units and in lieu of payment in cash as previously provided, the General Partner or the Company, (or both) may, in its sole and absolute discretion, elect to purchase directly and acquire such Series E Preferred Units from the holder of such Series E Preferred Units in exchange for the number of Common Shares of the Company obtained by dividing the Aggregate Redemption Value by the Current Market Price on the business day immediately preceding the redemption date, provided that the Company has filed with the SEC, a registration statement covering the resale of such Common Shares and the registration statement has been declared effective by the SEC under the Securities Act as of the redemption date (without any stop orders), and the Company has agreed to use its best efforts to maintain such registration statement effective until the earlier of the date the Common Shares issue in payment of the Aggregate Redemption Price have been resold by the holder or six (6) months following the redemption date. The holder agrees that the Company may extend the redemption date for up to an additional sixty (60) days as may be deemed necessary by the Company to have the registration statement declared effective by the SEC provided that the Company continues to use its best efforts to have the registration statement declared effective under the Securities Act. No fractional shares shall be issued upon redemption of the Series E Preferred Units. Instead of any factional interest in a Common Share that would otherwise be deliverable, the Company or the General Partner, as the case may be, shall pay an amount in cash based upon the Current Market Price of the Common Shares on the business day immediately preceding the redemption date. If the General Partner or the Company exercises its purchase election and delivers Common Shares in payment of the Aggregate Redemption Value, then the Partnership will cause the General Partner or the Company, as the case may be, to issue to the holder of the redeemed Series E Units additional Common Shares (collectively, "Additional Common Shares") in the event that the holder, within thirty (30) days following the redemption date, resells the Common Shares issued in payment of the Aggregate Redemption Value and receives net proceeds from such sale(s) in an aggregate amount less than the Aggregate Redemption Value (the amount of such shortfall being referred to below as the "Shortfall"), provided that the Partnership or the Company is notified in writing within three days of the redemption date of the holder's intention to resell such Common Shares and/or any Additional Common Shares and provided further that such holder reasonably cooperates with the Partnership and the Company in any such sale, including selling the Common Shares through such broker-dealer as the Partnership or the Company may specify. The number of Additional Common Shares to be issued in such circumstance would be calculated by dividing the dollar amount of the Shortfall by the Current Market Price on the date of the last sale of the Common Shares issued in payment of the Aggregate Redemption Value, and the Partnership agrees to use best efforts to cause the Company to register under the Securities Act the resale of such Additional Common Shares and to maintain such registration statement effective until the earlier of the date the Additional Common Shares have been resold by the holder or six (6) months following the date of their issuance.

               (2) Unless full cumulative distributions on all outstanding Series E Preferred Units have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past distributions periods and the then current distribution period, the Partnership shall not purchase or otherwise acquire directly or indirectly any Partnership Interests ranking junior to or on a parity with the Series E Preferred Units as to distributions or upon liquidation, dissolution or winding up of the Partnership; provided that the foregoing restriction on purchases and acquisitions shall apply only to purchases and acquisitions of Partnership Interests held by any of the Company, the General Partner, any direct or indirect subsidiary of the Company or the General Partner or any of Messrs. Prentiss, August or DuBois.

               (3) On or after the redemption date, each holder of Series E Preferred Units to be redeemed shall present and surrender the certificates evidencing its Series E Preferred Units to the Partnership at the place designated by the Partnership and thereupon the redemption price of such Series E Preferred Units shall be paid or the Company shall issue a certificate or certificates for the number of full Common Shares issuable upon redemption of the Series E Preferred Units, as the case may be, to or on the order of the person whose name appears on such certificate evidencing Series E Preferred Units as the owner thereof and each surrendered certificate shall be canceled.

               (4) From and after the redemption date (unless the Partnership defaults in payment of the redemption price), all distributions on the Series E Preferred Units shall cease to accumulate and all rights of the holders thereof, except the right to receive the redemption price thereof (including all accumulated and unpaid distributions up to the redemption date), shall cease and terminate and such Series E Preferred Units shall not be deemed to be outstanding for any purpose whatsoever.

          (vi) Voting Rights.
               -------------

               (1) Holders of the Series E Preferred Units shall not have any voting rights.

               (2) So long as any Series E Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote or consent of the holders of at least two-thirds of Series E Preferred Units outstanding at the time, given in person or by proxy, either in writing or at a meeting,
     (a) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to Series E Preferred Units with respect to the payment of distributions or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Partnership or reclassify any previously designated Partnership Interests into such Partnership Interests, or create, authorize or issue any obligation or Partnership Interests convertible or exchangeable into or evidencing the right to purchase any such Partnership Interests; or (b) amend, alter or repeal the provisions of this Agreement, whether by merger, consolidation or otherwise, or consummate a merger or consolidation involving the Partnership (any such merger or consolidation, an "Event"), so as to materially and adversely affect any right, preference, privilege or voting power of such Series E Preferred Units or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (b) above, the occurrence of any such Event shall not be deemed to materially adversely affect such rights, preferences, privileges or voting powers of holders of Series E Preferred Units if immediately after any such Event (i) in which the Partnership is the surviving entity, there are outstanding no Partnership Interests ranking as to distribution rights or liquidation preference senior to the Series E Preferred Units other than the securities of the Partnership outstanding prior to such

     Event, (ii) in which the Partnership is not the surviving entity, as a result of the Event, the holders of the Series E Preferred Units receive limited partnership interests with preferences, rights and privileges substantially similar to the preferences, rights and privileges of the Series E Preferred Units and there are outstanding no limited partnership interests of the surviving entity ranking as to distribution rights or liquidation preference senior to the Series E Preferred Units other than the securities issued in respect of Partnership Interests outstanding prior to such Event or (iii) whether or not the Partnership is the surviving entity, there are no outstanding equity securities of the Partnership or its successor (other than securities of the Partnership outstanding prior to such Event, or securities issued in respect of securities of the Partnership outstanding prior to such Event) ranking as to distribution rights or liquidation preference senior to the Series E Preferred Units.

          (vii) Allocations. Allocations of the Partnership's items of income,
                -----------
gain, loss and deduction shall be allocated among holders of Series E Preferred Units in accordance with Article V of this Agreement.

          (viii) Transfers. The Series E Preferred Units shall be subject to the
                 ---------
transfer provisions of Article IX of this Agreement (captioned Transfer of Limited Partnership Interests); provided that Brandywine may transfer all or any of the Series E Preferred Units to one or more Affiliates so long as such transferee-Affiliates remain subject to the restrictions in Article IX.

          (ix) Definitions.
               -----------

     "Current Market Price" shall mean for any day, the last reported sales price on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, in either case as reported on the NYSE or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market ("NASDAQ") or, if such security is not quoted on NASDAQ, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. (the "NASD") or, if bid and asked prices for such security on such day shall not have been reported through the NASD, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Board of Trustees of the Company.

     "Series E Distribution Payment Date" shall mean, with respect to each Series E Distribution Period, the fifteenth day of January, April, July and October in each year, commencing, on July 15, 2001; provided, however, that if any Series E Distribution Payment Date falls on any day other than a business day, the distribution payment due on such Series E Distribution Payment Date shall be paid on the business day immediately following such Series E Distribution Payment Date.

     "Series E Distribution Periods" shall mean quarterly distribution periods commencing on the fifteenth day of each January, April, July and October of each year and ending on and including the day preceding the first day of the next succeeding Series E Distribution Period

(other than the initial Series E Distribution Period, which shall commence on the Series E Issue Date and end on and include July 14, 2001).

     "Series E Issue Date" shall mean the date on which Series E Preferred Units are first issued by the Partnership.

     4.03 Additional Funding. If the General Partner determines that it is in
          ------------------
the best interests of the Partnership to provide for additional Partnership funds ("Additional Funds") for any Partnership purpose, the General Partner may
(i) cause the Partnership to obtain such funds from outside borrowings, or (ii) elect to have the General Partner, the Company or any of their Affiliates provide such Additional Funds to the Partnership through loans or otherwise.

     4.04 Capital Accounts. A separate capital account (a "Capital Account")
          ----------------
shall be established and maintained for each Partner in accordance with Regulations Section 1.704-1(b)(2)(iv). If (i) a new or existing Partner acquires an additional Partnership Interest in exchange for more than a de minimis Capital Contribution, (ii) the Partnership distributes to a Partner more than a de minimis amount of Partnership property as consideration for a Partnership Interest, or (iii) the Partnership is liquidated within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g), the General Partner shall revalue the property of the Partnership to its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account
Section 7701(g) of the Code) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f). When the Partnership's property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Partners pursuant to Section 5.01 if there were a taxable disposition of such property for its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701(g) of the Code) on the date of the revaluation.

     4.05 Percentage Interests. If the number of outstanding Partnership Units
          --------------------
increases or decreases during a taxable year, each Partner's Percentage Interest shall be adjusted by the General Partner effective as of the effective date of each such increase or decrease to a percentage equal to the number of Partnership Units held by such Partner divided by the aggregate number of Partnership Units outstanding after giving effect to such increase or decrease. If the Partners' Percentage Interests are adjusted pursuant to this Section 4.05, the Profits and Losses for the taxable year in which the adjustment occurs shall be allocated between the part of the year ending on the day when the Partnership's property is revalued by the General Partner and the part of the year beginning on the following day either (i) as if the taxable year had ended on the date of the adjustment or (ii) based on the number of days in each part. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate Profits and Losses for the taxable year in which the adjustment occurs. The allocation of Profits and Losses for the earlier part of the year shall be based on the Percentage Interests before adjustment, and the allocation of Profits and Losses for the later part shall be based on the adjusted Percentage Interests.

     4.06 No Interest on Contributions. No Partner shall be entitled to interest
          ----------------------------
on its Capital Contribution.

     4.07 Return of Capital Contributions. No Partner shall be entitled to
          -------------------------------
withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner's Capital Contribution for so long as the Partnership continues in existence.

     4.08 No Third Party Beneficiary. No creditor or other third party having
          --------------------------
dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership.

                                   ARTICLE V

                        PROFITS AND LOSSES; DISTRIBUTIONS

     5.01 Allocation of Profit and Loss.
          -----------------------------

     (a)  General.

               (1) Profit. Profit shall be allocated among the Unitholders in
                   ------
     the following manner:

                    (A) First, to the Preferred Unitholders in proportion to and to the extent of any Preferred Unit Distribution Amounts for which allocations of Profit have not been made previously under this Section 5.01(a)(1)(A);

                    (B) Second, to the General Partner and Common Unitholders until the aggregate amount of Profit allocated under this Section 5.01(a)(1)(B), shall equal the aggregate amount of Loss allocated to the Partners under Section 5.01(a)(2)(E);

                    (C) Third, to each Preferred Unitholder, in proportion to and to the extent of their respective excesses of (i) the aggregate amount of Loss allocated to each under Section 5.01(a)(2)(D) over (ii) the aggregate amount of Profit allocated to each under this Section 5.01(a)(1)(C);

                    (D) Fourth, to the General Partner and the Common Unitholders in proportion to and to the extent of their respective excesses of (i) the aggregate amount of Loss allocated to each under
          Section 5.01(a)(2)(C) over (ii) the aggregate amount of Profit allocated to each under this Section 5.01(a)(1)(D); and

                    (E) Fifth, to the General Partner and the Common Unitholders in accordance with the Percentage Interest of each.

               (2) Loss. Loss shall be allocated among the Unitholders in the
                   ----
     following manner:

                    (A) First, to the General Partner and the Common Unitholders to the extent of and in proportion to (i) the aggregate amount of Profit allocated to each under Section 5.01(a)(1)(E) over (ii) the aggregate amount of Loss allocated to each under this Section 5.01(a)(2)(A);

                    (B) Second, proportionately to the Preferred Unitholders to the extent of their respective Undistributed Preferred Unit Distribution Amounts for which allocations of Loss have not been made previously under this Section 5.01(a)(2)(B);

                    (C) Third, to the General Partner and the Common Unitholders in proportion to the Percentage Interest of each until the Capital Account balances of both the General Partner and each Common Unitholder shall equal zero;

                    (D) Fourth, to the Preferred Unitholders in proportion to and to the extent of the Capital Account balances of each; and

                    (E) Fifth, 100% to the General Partner and Common Unitholders in accordance with their Percentage Interests.

               (3) Definitions. For purposes of this Section 5.01(a), the
                   -----------
     following terms shall have the meanings indicated:

     "Common Unitholder(s)" means all Persons holding a Limited Partnership Interest in the Partnership other than a Preferred Unitholder.

     "Preferred Unit Distribution Amount" means, collectively, the Series B Preferred Unit Distribution Amount, the Series C Preferred Unit Distribution Amount, the Series D Preferred Unit Distribution Amount, and the Series E Preferred Unit Distribution Amount.

     "Preferred Unitholder(s)" means all Persons holding a Series B Preferred Unit, a Series C Preferred Unit, a Series D Preferred Unit, or a Series E Preferred Unit.

     "Series B Preferred Unit Distribution Amount" means the amount distributable to the Series B Unitholders as provided in Section 4.02(e)(iii).

     "Series B Preferred Unitholder" means any Person holding Series B Preferred Units.

     "Series B Preferred Units" means the Series B Cumulative Redeemable Perpetual Preferred Units of Partnership Interest issued pursuant to the Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated June 25, 1998.

     "Series C Preferred Unit Distribution Amount" means the amount distributable to the Series C Unitholders as provided in Section 4.02(f)(iii).

     "Series C Preferred Unitholder" means any Person holding Series C Preferred Units.

     "Series C Preferred Units" means the Series C Cumulative Redeemable Perpetual Preferred Units of Partnership Interest issued pursuant to the Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated September 17, 1999.

     "Series D Preferred Unit Distribution Amount" means the amount distributable to the Series D Preferred Unitholders as provided in Section 4.02(d).

     "Series D Preferred Unitholder" means any Person holding Series D Preferred Units.

     "Series D Preferred Units" means the Series D Cumulative Convertible Redeemable Preferred Units of Partnership Interest issued pursuant to the Thirteenth Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated March 20, 2001.

     "Series E Preferred Unit Distribution Amount" means the amount distributable to the Series D Preferred Unitholders as provided in Section 4.02(g).

     "Series E Preferred Unitholder" means any Person holding Series E Preferred Units.

     "Series E Preferred Units" means the Series E Cumulative Preferred Units of Partnership Interest issued pursuant to the Fourteenth Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Partnership dated April 1, 2001.

     "Undistributed Preferred Unit Distribution Amount" means the excess of (i) the aggregate amount of Profit allocated to each Preferred Unitholder under
Section 5.01(a)(1)(A) over (ii) the aggregate Preferred Unit Distribution Amount distributions made to that Preferred Unitholder .

     (b) Minimum Gain Chargeback. Notwithstanding any provision to the contrary,
         -----------------------
(i) any expense of the Partnership that is a "nonrecourse deduction" within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Partners' respective Percentage Interests, (ii) any expense of the Partnership that is a "partner nonrecourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated to the Partner that bears the "economic risk of loss" of such deduction in accordance with Regulations
Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-2(f)(2),(3), (4) and (5), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Partner Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704(2)(g), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). A Partner's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be such Partner's Percentage Interest.

     (c) Qualified Income Offset. If a Partner receives in any taxable year an
         -----------------------
adjustment, allocation, or distribution described in subparagraphs (4), (5), or
(6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a deficit balance in such Partner's Capital Account that exceeds the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such deficit Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Partner in accordance with this Section 5.01(c), to the extent permitted by Regulations
Section 1.704-1(b), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.01(c).

     (d) Capital Account Deficits. Loss shall not be allocated to a Limited
         ------------------------
Partner to the extent that such allocation would cause a deficit in such Partner's Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain. Any Loss in excess of that limitation shall be allocated to the General Partner. After the occurrence of an allocation of Loss to the General Partner in accordance with this Section 5.01(d), to the extent permitted by Regulations Section 1.704-1(b), Profit shall be allocated to such Partner in an amount necessary to offset the Loss previously allocated to each Partner under this Section 5.01(d).

     (e) Allocations Between Transferor and Transferee. If a Partner transfers
         ---------------------------------------------
any part or all of its Partnership Interest, the distributive shares of the various items of Profit and Loss allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the transferee Partner either (i) as if the Partnership's fiscal year had ended on the date of the transfer, or (ii) based on the number of days of such fiscal year that each was a

Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and the transferee Partner.

     (f) Definition of Profit and Loss. "Profit" and "Loss" and any items of
         -----------------------------
income, gain, expense, or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Section 5.01(b), 5.01(c), or 5.01(d). All allocations of income, Profit, gain, Loss, and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this
Section 5.01, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). The General Partner shall have the authority to elect the method to be used by the Partnership for allocating items of income, gain, and expense as required by Section 704(c) of the Code including a method that may result in a Partner receiving a disproportionately larger share of the Partnership tax depreciation deductions, and such election shall be binding on all Partners.

     5.02 Distribution of Cash.
          --------------------

     (a) The Partnership shall distribute cash on a quarterly (or, at the election of the General Partner, more frequent) basis, in an amount determined by the General Partner in its sole and absolute discretion, to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period) in accordance with their respective Percentage Interests on the Partnership Record Date; provided, however, that if a new or
                                          --------- --------
existing Partner acquires an additional Partnership Interest in exchange for a Capital Contribution on any date other than a Partnership Record Date, the cash distribution attributable to such additional Partnership Interest relating to the Partnership Record Date next following the issuance of such additional Partnership Interest shall be reduced in the proportion to (i) the number of days that such additional Partnership Interest is held by such Partner bears to
(ii) the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date.

     (b) Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to the Partner or assignee (including by reason of Section 1446 of the Code), either (i) if the actual amount to be distributed to the Partner equals or exceeds the amount required to be withheld by the Partnership, the amount withheld shall be treated as a distribution of cash in the amount of such withholding to such Partner, or (ii) if the actual amount to be distributed to the Partner is less than the amount required to be withheld by the Partnership, the amount required to be withheld shall be treated as a loan (a "Partnership Loan") from the Partnership to the Partner on the day the Partnership pays over such amount to a taxing authority. A Partnership Loan shall be repaid through withholding by the Partnership with respect to subsequent distributions to the applicable Partner or assignee. In the event that a Limited Partner (a "Defaulting Limited

Partner") fails to pay any amount owed to the Partnership with respect to the Partnership Loan within 15 days after demand for payment thereof is made by the Partnership on the Limited Partner, the General Partner, in its sole and absolute discretion, may elect to make the payment to the Partnership on behalf of such Defaulting Limited Partner. In such event, on the date of payment, the General Partner shall be deemed to have extended a loan (a "General Partner Loan") to the Defaulting Limited Partner in the amount of the payment made by the General Partner and shall succeed to all rights and remedies of the Partnership against the Defaulting Limited Partner as to that amount. Without limitation, the General Partner shall have the right to receive any distributions that otherwise would be made by the Partnership to the Defaulting Limited Partner until such time as the General Partner Loan has been paid in full, and any such distributions so received by the General Partner shall be treated as having been received by the Defaulting Limited Partner and immediately paid to the General Partner.

     Any amounts treated as a Partnership Loan or a General Partner Loan pursuant to this Section 5.02(b) shall bear interest at the lesser of (i) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date the Partnership or the General Partner, as applicable, is deemed to extend the loan until such loan is repaid in full.

     (c) In no event may a Partner receive a distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive a cash dividend as the holder of record of a REIT Share for which all or part of such Partnership Unit has been or will be exchanged.

     5.03 REIT Distribution Requirements. The General Partner shall use its
          ------------------------------
reasonable efforts to cause the Partnership to distribute amounts sufficient to enable the Company to pay shareholder dividends that will allow the Company to
(i) meet its distribution requirement for qualification as a REIT as set forth in Section 857 of the Code and (ii) avoid any federal income or excise tax liability imposed by the Code.

     5.04 No Right to Distributions in Kind. No Partner shall be entitled to
          ---------------------------------
demand property other than cash in connection with any distributions by the Partnership.

     5.05 Limitations on Return of Capital Contributions. Notwithstanding any of
          ----------------------------------------------
the provisions of this Article V, no Partner shall have the right to receive and the General Partner shall not have the right to make, a distribution that includes a return of all or part of a Partner's Capital Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Partnership liabilities, other than the liabilities to a Partner for the return of his Capital Contribution, does not exceed the fair market value of the Partnership's assets.

     5.06 Distributions Upon Liquidation. Upon liquidation of the Partnership,
          ------------------------------
after payment of, or adequate provision for, debts and obligations of the Partnership, including any Partner loans, any remaining assets of the Partnership shall be distributed to all Partners with positive Capital Accounts in accordance with their respective positive Capital Account balances. For purposes of the preceding sentence, the Capital Account of each Partner shall be determined after all adjustments made in accordance with Sections 5.01 and 5.02 resulting from Partnership operations and from all sales and dispositions of all or any part of the Partnership's assets.To the extent deemed advisable by the General Partner, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.

     5.07 Substantial Economic Effect. It is the intent of the Partners that the
          ---------------------------
allocations of Profit and Loss under the Agreement have substantial economic effect (or be consistent with the Partners' interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article V and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.

                                   ARTICLE VI

                             RIGHTS, OBLIGATIONS AND
                         POWERS OF THE GENERAL PARTNER

     6.01 Management of the Partnership.
          -----------------------------

     (a) Except as otherwise expressly provided in this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership. Subject to the restrictions specifically contained in this Agreement, the powers of the General Partner shall include, without limitation, the authority to take the following actions on behalf of the Partnership:

          (i) to acquire, purchase, own, operate, lease and dispose of any real property and any other property or assets including, but not limited to notes and mortgages, that the General Partner determines are necessary or appropriate or in the best interests of the business of the Partnership;

          (ii) to construct buildings and make other improvements on the properties owned or leased by the Partnership;

          (iii) to authorize, issue, sell, redeem or otherwise purchase any Partnership Interests or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Interests, or options, rights, warrants or appreciation rights relating to any Partnership Interests) of the Partnership;

          (iv) to borrow or lend money for the Partnership, issue or receive evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such indebtedness, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

          (v) to pay, either directly or by reimbursement, for all operating costs and general administrative expenses of the Partnership to third parties or too the General Partner or its Affiliates as set forth in this Agreement;

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

          (vi) to guarantee or become a comaker of indebtedness of the Company or any Subsidiary thereof, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such guarantee or indebtedness, and secure such guarantee or indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

          (vii) to use assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with this Agreement, including, without limitation, payment, either directly or by reimbursement, of all operating costs and general administrative expenses of the Company, the General Partner, the Partnership or any Subsidiary of either, to third parties or to the General Partner as set forth in this Agreement;

          (viii) to lease all or any portion of any of the Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

          (ix) to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets; provided, however, that the General Partner may not, without the consent of all of the Partners, confess a judgment against the Partnership that is in excess of $20,000 or is not covered by insurance;

          (x) to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

          (xi) to make or revoke any election permitted or required of the Partnership by any taxing authority;

          (xii) to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time;

          (xiii) to determine whether or not to apply any insurance proceeds for any property to the restoration of such property or to distribute the same;

          (xiv) to establish one or more divisions of the Partnership, to hire and dismiss employees of the Partnership or any division of the Partnership, and to retain legal counsel, accountants, consultants, real estate brokers, and such other persons, as the General Partner may deem necessary or appropriate in connection with the Partnership business and to pay therefor such reasonable remuneration as the General Partner may deem reasonable and proper;

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

          (xv) to retain other services of any kind or nature in connection with the Partnership business, and to pay therefor such remuneration as the General Partner may deem reasonable and proper;

          (xvi) to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;

          (xvii) to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

          (xviii) to distribute Partnership cash or other Partnership assets in accordance with this Agreement;

          (xix) to form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

          (xx) to establish Partnership reserves for working capital, capital expenditures, contingent liabilities, or any other valid Partnership purpose;

          (xxi) to merge, consolidate or combine the Partnership with or into another person;

          (xxii) to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code; and

          (xxiii) to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts that the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with allowing the Company at all times to qualify as a REIT unless the Company voluntarily terminates its REIT status) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

     (b) Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

     6.02 Delegation of Authority. The General Partner may delegate any or all
          -----------------------
of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

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     6.03 Indemnification and Exculpation of Indemnitees.
          ----------------------------------------------

     (a) The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this
Section 6.03(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.03(a). Any indemnification pursuant to this Section 6.03 shall be made only out of the assets of the Partnership.

     (b) The Partnership shall reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.03 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

     (c) The indemnification provided by this Section 6.03 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

     (d) The Partnership may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

     (e) For purposes of this Section 6.03, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.03; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

     (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

     (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.03 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

     (h) The provisions of this Section 6.03 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

     6.04 Liability of the General Partner.
          --------------------------------

     (a) Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith. The General Partner shall not be in breach of any duty that the General Partner may owe to the Limited Partners or the Partnership or any other Persons under this Agreement or of any duty stated or implied by law or equity provided the General Partner, acting in good faith, abides by the terms of this Agreement.

     (b) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the Company and the Company's shareholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or the tax consequences of same, but not all, of the Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of the shareholders of the Company on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either the shareholders of the Company or the Limited Partners; provided, however, that for so long as the Company, directly or the General Partner owns a controlling interest in the Partnership, any such conflict that the General Partner, in its sole and absolute discretion, determines cannot be resolved in a manner not adverse to either the shareholders of the Company or the Limited Partners shall be resolved in favor of the shareholders. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

     (c) Subject to its obligations and duties as General Partner set forth in
Section 6.01 hereof, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

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

     (d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Company to continue to qualify as a REIT or (ii) to prevent the Company from incurring any taxes under
Section 857, Section 4981, or any other provision of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

     (e) Any amendment, modification or repeal of this Section 6.04 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.04 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

     6.05 Reimbursement of General Partner.
          --------------------------------

     (a) Except as provided in this Section 6.05 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as General Partner of the Partnership.

     (b) The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all REIT Expenses and Administrative Expenses.

     6.06 Outside Activities. Subject to Section 6.08 hereof, the Certificate of
          ------------------
Incorporation and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, trustee, Affiliate or shareholder of the General Partner, the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any such business ventures, interest or activities. None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests or activities, and the General Partner shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests and activities to the Partnership or any Limited Partner, even if such opportunity is of a character which, if presented to the Partnership or any Limited Partner, could be taken by such Person.

     6.07 Employment or Retention of Affiliates.
          -------------------------------------

     (a) Any Affiliate of the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the

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

Partnership any compensation, price, or other payment therefor which the General Partner determines to be fair and reasonable.

     (b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

     (c) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems are consistent with this Agreement and applicable law.

     (d) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

     6.08 General Partner Participation. The General Partner agrees that all
          -----------------------------
business activities of the General Partner, including activities pertaining to the acquisition, development or ownership of office or industrial property or other property, shall be conducted through the Partnership or one or more Subsidiary Partnerships; provided, however, that the Company is allowed to make a direct acquisition, but if and only if, such acquisition is made in connection with the issuance of Additional Securities, which direct acquisition and issuance have been approved and determined to be in the best interests of the Company and the Partnership by a majority of the Board of Trustees except as such approval has been delegated to a committee of the Board of Trustees.

     6.09 Title to Partnership Assets. Title to Partnership assets, whether
          ---------------------------
real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner.

     The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

     6.10 Miscellaneous. In the event the Company redeems any REIT Shares, then
          -------------
the General Partner shall cause the Partnership to purchase from the General Partner and the

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

Company a number of Partnership Units as determined based on the application of the Conversion Factor on the same terms that the Company exchanged such REIT Shares. Moreover, if the Company makes a cash tender offer or other offer to acquire REIT Shares, then the General Partner shall cause the Partnership to make a corresponding offer to the General Partner and the Company to acquire an equal number of Partnership Units held by the General Partner and the Company. In the event any REIT Shares are exchanged by the Company pursuant to such offer, the Partnership shall redeem an equivalent number of the General Partner's and the Company Partnership Units for an equivalent purchase price based on the application of the Conversion Factor.

                                  ARTICLE VII

                           CHANGES IN GENERAL PARTNER

     7.01 Transfer of the General Partner's Partnership Interest.
          ------------------------------------------------------

     (a) The General Partner shall not transfer all or any portion of its General Partnership Interest or withdraw as General Partner except as provided in, or in connection with, a transaction contemplated by Section 7.01(c), (d) or
(e).

     (b) The General Partner agrees that the Percentage Interest for it and the Company will at all times be in the aggregate, at least a 1%.

     (c) Except as otherwise provided in Section 6.04(b) or Section 7.01(d) or
(e) hereof, the Company shall not engage in any merger, consolidation or other combination with or into another Person or sale of all or substantially all of its assets, (other than in connection with a change in the Company's state of incorporation or organizational form) in each case which results in a change of control of the Company (a "Transaction"), unless:

          (i) the consent of Limited Partners (other than the Company or any Subsidiary) holding more than 50% of the Percentage Interests of the Limited Partners (other than those held by the Company or any Subsidiary) is obtained;

          (ii) as a result of such Transaction all Limited Partners will receive for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid in the Transaction to a holder of one REIT Share in consideration of one REIT Share, provided that if, in connection with the Transaction, a purchase, tender or exchange offer ("Offer") shall have been made to and accepted by the holders of more than 50% of the outstanding REIT Shares, each holder of Partnership Units shall be given the option to exchange its Partnership Units for the greatest amount of cash, securities, or other property which a Limited Partner would have received had it (A) exercised its Exchange Right and (B) sold, tendered or exchanged pursuant to the Offer the REIT Shares received upon exercise of the Exchange Right immediately prior to the expiration of the Offer; or

          (iii) the Company is the surviving entity in the Transaction and either (A) the holders of REIT Shares do not receive cash, securities, or other property in the Transaction or (B) all Limited Partners (other than the General Partner or any Subsidiary) receive an amount of

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

cash, securities, or other property (expressed as an amount per REIT Share) that is no less than the product of the Conversion Factor and the greatest amount of cash, securities, or other property (expressed as an amount per REIT Share) received in the Transaction by any holder of REIT Shares.

     (d) Notwithstanding Section 7.01(c), the Company or the General Partner may merge with or into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the "Survivor"), other than Partnership Units held by the Company or the General Partner, are contributed, directly or indirectly, to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Survivor in good faith and (ii) the Survivor expressly agrees to assume all obligations of the General Partner or the Company, as appropriate, hereunder. Upon such contribution and assumption, the Survivor shall have the right and duty to amend this Agreement as set forth in this Section 7.01(d). The Survivor shall in good faith arrive at a new method for the calculation of the Cash Amount, the REIT Shares Amount and Conversion Factor for a Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash and other property that was receivable upon such merger or consolidation by a holder of REIT Shares or options, warrants or other rights relating thereto, and to which a holder of Partnership Units could have acquired had such Partnership Units been exchanged immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to the Conversion Factor. The Survivor also shall in good faith modify the definition of REIT Shares and make such amendments to Section 8.05 hereof so as to approximate the existing rights and obligations set forth in Section 8.05 as closely as reasonably possible. The above provisions of this Section 7.01(d) shall similarly apply to successive mergers or consolidations permitted hereunder.

     In respect of any transaction described in the preceding Paragraph, the Company is required to use its commercially reasonable efforts to structure such transaction to avoid causing the Limited Partners to recognize a gain for federal income tax purposes by virtue of the occurrence of or their participation in such transaction, provided such efforts are consistent with the exercise of the Board of Trustees' fiduciary duties to the shareholders of the Company under applicable law.

     (e) Notwithstanding Section 7.01(c).

          (i) a General Partner may transfer all or any portion of its General Partnership Interest to (A) a wholly-owned Subsidiary of such General Partner or
(B) the owner of all of the ownership interests of such General Partner, and following a transfer of all of its General Partnership Interest, may withdraw as General Partner; and

          (ii) the Company may engage in a transaction not required by law or by the rules of any national securities exchange on which the REIT Shares are listed to be submitted to the vote of the holders of the REIT Shares.

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

     7.02 Admission of a Substitute or Additional General Partner. A Person
          -------------------------------------------------------
shall be admitted as a substitute or additional General Partner of the Partnership only if the following terms and conditions are satisfied:

     (a) the Person to be admitted as a substitute or additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by Section 2.05 hereof in connection with such admission shall have been performed;

     (b) if the Person to be admitted as a substitute or additional General Partner is a corporation or a partnership it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

     (c) counsel for the Partnership shall have rendered an opinion (relying on such opinions from other counsel and the state or any other jurisdiction as may be necessary) that the admission of the person to be admitted as a substitute or additional General Partner is in conformity with the Act, that none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause (i) the Partnership to be classified other than as a partnership for federal income tax purposes, or (ii) the loss of any Limited Partner's limited liability.

     7.03 Effect of Bankruptcy, Withdrawal, Death or Dissolution of a General
          -------------------------------------------------------------------
Partner.
------

     (a) Upon the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.03(b) hereof. The merger of the General Partner with or into any entity that is admitted as a substitute or successor General Partner pursuant to Section 7.02 hereof shall not be deemed to be the withdrawal, dissolution or removal of the General Partner.

     (b) Following the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Limited Partners, within 90 days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 2.04 hereof by selecting, subject to Section 7.02 hereof and any other provisions of this Agreement, a substitute General Partner by consent of a

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

majority in interest of the Limited Partners. If the Limited Partners elect to continue the business of the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

     7.04 Removal of a General Partner.
          ----------------------------

     (a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; provided, however, that if a General Partner is on the date of
               --------  -------
such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners.

     (b) If a General Partner has been removed pursuant to this Section 7.04 and the Partnership is continued pursuant to Section 7.03 hereof, such General Partner shall promptly transfer and assign its General Partnership Interest in the Partnership to the substitute General Partner approved by a majority in interest of the Limited Partners in accordance with Section 7.03(b) hereof and otherwise admitted to the Partnership in accordance with Section 7.02 hereof. At the time of assignment, the removed General Partner shall be entitled to receive from the substitute General Partner the fair market value of the General Partnership Interest of such removed General Partner as reduced by any damages caused to the Partnership by such General Partner. Such fair market value shall be determined by an appraiser mutually agreed upon by the General Partner and a majority in interest of the Limited Partners within 10 days following the removal of the General Partner. In the event that the parties are unable to agree upon an appraiser, the removed General Partner and a majority in interest of the Limited Partners each shall select an appraiser. Each such appraiser shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest within 30 days of the General Partner's removal, and the fair market value of the removed General Partner's General Partnership Interest shall be the average of the two appraisals; provided,
                                                                 --------
however, that if the higher appraisal exceeds the lower appraisal by more than
-------
20% of the amount of the lower appraisal, the two appraisers, no later than 40 days after the removal of the General Partner, shall select a third appraiser who shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest no later than 60 days after the removal of the General Partner. In such case, the fair market value of the removed General Partner's General Partnership Interest shall be the average of the two appraisals closest in value.

     (c) The General Partnership Interest of a removed General Partner, during the time after default until transfer under Section 7.04(b), shall be converted to that of a special Limited Partner; provided, however, such removed General
                                      --------  -------
Partner shall not have any rights to participate in the management and affairs of the Partnership, and shall not be entitled to any portion of the income, expense, profit, gain or loss allocations or cash distributions allocable or payable, as the case may be, to the Limited Partners. Instead, such removed General Partner shall receive and be entitled only to retain distributions or allocations of such items that it would have been entitled to receive in its capacity as General Partner, until the transfer is effective pursuant to Section 7.04(b).

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

     (d) All Partners shall have given and hereby do give such consents, shall take such actions and shall execute such documents as shall be legally necessary and sufficient to effect all the foregoing provisions of this Section.

                                  ARTICLE VIII

                             RIGHTS AND OBLIGATIONS
                             OF THE LIMITED PARTNERS

     8.01 Management of the Partnership. The Limited Partners shall not
          -----------------------------
participate in the management or control of Partnership business nor shall they transact any business for the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner.

     8.02 Power of Attorney. Each Limited Partner hereby irrevocably appoints
          -----------------
the General Partner its true and lawful attorney-in-fact, who may act for each Limited Partner and in its name, place and stead, and for its use and benefit, to sign, acknowledge, swear to, deliver, file or record, at the appropriate public offices, any and all documents, certificates, and instruments as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the Limited Partner, or the transfer by the Limited Partner of any part or all of its Partnership Interest.

     8.03 Limitation on Liability of Limited Partners. No Limited Partner shall
          -------------------------------------------
be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

     8.04 Ownership by Limited Partner of Corporate General Partner or
          ------------------------------------------------------------
Affiliate. No Limited Partner shall at any time, either directly or indirectly,
---------
own any stock or other interest in the General Partner or in any Affiliate thereof, if such ownership by itself or in conjunction with other stock or other interests owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this Section.

     8.05 Exchange Right.
          --------------

     (a) Subject to Sections 8.05(b), 8.05(c), 8.05(d), 8.05(e) and 8.05(f) and
the provisions of any agreements between the Partnership and one or more Limited Partners with respect to Common Units held by them, each Limited Partner, other than the Company, shall have the right (the "Exchange Right") to require the Partnership to redeem on a Specified Exchange Date all or a portion of the Common Units held by such Limited Partner at an exchange price equal to and in the form of the Cash Amount to be paid by the Partnership, provided that such Common Units shall have been outstanding for at least one year. The Exchange Right shall be exercised pursuant to a Notice of Exchange delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Exchange Right (the "Exchanging Partner"); provided, however, that the
                                           --------  -------
Partnership shall not be obligated to satisfy such Exchange Right if the Company and/or the General Partner elects to purchase the Common Units subject to the Notice of Exchange pursuant to Section 8.05(b); and provided, further, that no Limited Partner may deliver more than two Notices of Exchange during each calendar year. A Limited Partner may not exercise the Exchange Right for less than 1,000 Common Units or, if such Limited Partner holds less than 1,000 Common Units, all of the Common Units held by such Partner. The Exchanging Partner shall have no right, with respect to any Common Units so exchanged, to receive any distribution paid with respect to Common Units if the record date for such distribution is on or after the Specified Exchange Date.

     (b) Notwithstanding the provisions of Section 8.05(a), a Limited Partner that exercises the Exchange Right shall be deemed to have offered to sell the Common Units described in the Notice of Exchange to the General Partner and the Company, and either of the General Partner or the Company (or both) may, in its sole and absolute discretion, elect to purchase directly and acquire such Common Units by paying to the Exchanging Partner either the Cash Amount or the REIT Shares Amount, as elected by the General Partner or the Company (in its sole and absolute discretion), on the Specified Exchange Date, whereupon the General Partner or the Company shall acquire the Common Units offered for exchange by the exchanging Partner and shall be treated for all purposes of this Agreement as the owner of such Common Units. If the General Partner and/or the Company shall elect to exercise its right to purchase Common Units under this Section 8.05(b) with respect to a Notice of Exchange, they shall so notify the Exchanging Partner within five Business Days after the receipt by the General Partner of such Notice of Exchange. Unless the General Partner and/or the Company (in its sole and absolute discretion) shall exercise its right to purchase Common Units from the Exchanging Partner pursuant to this Section 8.05(b), neither the General Partner nor the Company shall have any obligation to the Exchanging Partner or the Partnership with respect to the Exchanging Partner's exercise of the Exchange Right. In the event the General Partner or the Company shall exercise its right to purchase Common Units with respect to the exercise of a Exchange Right in the manner described in the first sentence of this Section 8.05(b), the Partnership shall have no obligation to pay any amount to the Exchanging Partner with respect to such Exchanging Partner's exercise of such Exchange Right, and each of the Exchanging Partner, the Partnership, and the General Partner or the Company, as the case may be, shall treat the transaction between the General Partner or the Company, as the case may be, and the Exchanging Partner for federal income tax purposes as a sale of the Exchanging Partner's Common Units to the General Partner or the Company, as the case may be. Each Exchanging Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of REIT Shares upon exercise of the Exchange Right.

     (c) Notwithstanding the provisions of Section 8.05(a) and 8.05(b), a Limited Partner shall not be entitled to exercise the Exchange Right if the delivery of REIT Shares to such Partner on the Specified Exchange Date by the General Partner or the Company pursuant to Section 8.05(b) (regardless of whether or not the General Partner or the Company would in fact exercise its rights under Section 8.05(b)) would (i) result in such Partner or any other person owning, directly or indirectly, REIT Shares in excess of the Ownership Limitation (as defined in the

Certificate of Incorporation) and calculated in accordance therewith, except as provided in the Certificate of Incorporation, (ii) result in REIT Shares being owned by fewer than 100 persons (determined without reference to any rules of attribution), except as provided in the Certificate of Incorporation, (iii) result in the Company being "closely held" within the meaning of Section 856(h) of the Code, (iv) cause the Company to own, directly or constructively, 10% or more of the ownership interests in a tenant of the General Partner's, the Partnership's, or a Subsidiary Partnership's, real property, within the meaning of Section 856(d)(2)(B) of the Code, or (v) cause the acquisition of REIT Shares by such Partner to be "integrated" with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"). The General Partner or the Company, in their sole and absolute discretion, may waive the restriction on exchange set forth in this Section 8.05(c); provided, however, that in the event such restriction is waived, the Exchanging Partner shall be paid the Cash Amount.

     (d) Any Cash Amount to be paid to an Exchanging Partner pursuant to this
Section 8.05 shall be paid on the Specified Exchange Date; provided, however, that the Company or the General Partner may elect to cause the Specified Exchange Date to be delayed for up to an additional 180 days to the extent required for the Company to cause additional REIT Shares to be issued to provide financing to be used to make such payment of the Cash Amount. Notwithstanding the foregoing, the Company and the General Partner agree to use their best efforts to cause the closing of the acquisition of exchanged Common Units hereunder to occur as quickly as reasonably possible.

     (e) Notwithstanding any other provision of this Agreement, the General Partner shall place appropriate restrictions on the ability of the Limited Partners to exercise their Exchange Rights as and if deemed necessary to ensure that the Partnership does not constitute a "publicly traded partnership" under section 7704 of the Code. If and when the General Partner determines that imposing such restrictions is necessary, the General Partner shall give prompt written notice thereof (a "Restriction Notice") to each of the Limited Partners, which notice shall be accompanied by a copy of an opinion of counsel to the Partnership which states that, in the opinion of such counsel, restrictions are necessary in order to avoid the Partnership being treated as a "publicly traded partnership" under section 7704 of the Code.

     8.06 Registration. Subject to the terms of any agreement between the
          ------------
Company or the General Partner and one or more Limited Partners with respect to Common Units held by them:

     (a) Shelf Registration of the Common Stock. Within two weeks prior or
         --------------------------------------
subsequent to the first date upon which the Common Units owned by any Limited Partner may be exchanged (or such later date as may be required under applicable provisions of the Securities Act), the Company agrees to file with the SEC, a shelf registration statement on Form S-3 under Rule 415 of the Securities Act (a "Registration Statement"), or any similar rule that may be adopted by the SEC, with respect to all of the shares of Common Stock that may be issued upon exchange of such Common Units pursuant to Section 8.05 hereof ("Exchange Shares"). The Company will use its best efforts to have the Registration Statement declared effective under the Securities Act. The Company need not file a separate Registration Statement, but may file one Registration Statement covering Exchange Shares issuable to more than one Limited Partner. The Company further agrees to supplement or make amendments to each Registration Statement, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for such Registration Statement.

     (b) If a Registration Statement under subsection (a) above is not available under the securities laws or the rules of the SEC, or if required to permit the resale of Exchange Shares by Affiliates, the Company agrees to file with the SEC a Registration Statement covering the resale of Exchange Shares by Affiliates or others whose Exchange Shares are not covered by a Registration Statement filed pursuant to subsection (a) above. The Company will use its best efforts to have the Registration Statement declared effective under the Securities Act. The Company need not file a separate Registration Statement, but may file one Registration Statement covering Exchange Shares issuable to more than one Limited Partner. The Company further agrees to supplement or make amendments to each Registration Statement, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for such Registration Statement.

     (c) Listing on Securities Exchange. If the Company shall list or maintain
         ------------------------------
the listing of any shares of Common Stock on any securities exchange or national market system, it will at its expense and as necessary to permit the registration and sale of the Exchange Shares hereunder, list thereon, maintain and, when necessary, increase such listing to include such Exchange Shares.

     (d) Registration Not Required. Notwithstanding the foregoing, the Company
         -------------------------
shall not be required to file or maintain the effectiveness of a registration statement relating to Exchange Shares after the first date upon which, in the opinion of counsel of the Company, all of the Exchange Shares covered thereby could be sold by the holders thereof in any period of three months pursuant to Rule 144 under the Securities Act, or any successor rule thereto.

     (e) Registration Expenses. All expenses incurred by the Company in
         ---------------------
connection with any registration statement filed pursuant to Section 8.06(a) or
(b) above, including all filing fees, underwriting fees, discounts or commissions, escrow fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements, if any, of the Company's counsel), rating agency fees, printing expenses, and messenger and delivery expenses, shall be borne by the Exchanging Partner.

                                   ARTICLE IX

                   TRANSFERS OF LIMITED PARTNERSHIP INTERESTS

     9.01 Purchase for Investment.
          -----------------------

     (a) Each Limited Partner hereby represents and warrants to the General Partner, to the Company and to the Partnership that the acquisition of his Partnership Interests is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest.

     (b) Each Limited Partner agrees that he will not sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to

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

the General Partner set forth in Section 9.01(a) above and similarly agree not to sell, assign or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.

     9.02 Restrictions on Transfer of Limited Partnership Interests.
          ---------------------------------------------------------

     (a) Subject to the provisions of 9.02(b), (c) and (d), no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer all or any portion of his Limited Partnership Interest, or any of such Limited Partner's economic rights as a Limited Partner, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "Transfer") without the consent of the General Partner, which consent may be granted or withheld in its sole and absolute discretion. Any such purported transfer undertaken without such consent shall be considered to be null and void ab initio and shall not be given effect. Each Limited Partner acknowledges that the General Partner has agreed not to grant any such consent prior to the Transfer Restriction Date. The General Partner may require, as a condition of any Transfer to which it consents, that the transferor assume all costs incurred by the Partnership in connection therewith.

     (b) No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer (i.e., a Transfer consented to as contemplated by
                                ---
clause (a) above or clause (c) below or a Transfer pursuant to 9.05 below) of all of his Partnership Units pursuant to this Article IX or pursuant to an exchange of all of his Partnership Units pursuant to 8.05. Upon the permitted Transfer or redemption of all of a Limited Partner's Partnership Units, such Limited Partner shall cease to be a Limited Partner.

     (c) Subject to 9.02(d), (e) and (f) below, a Limited Partner may Transfer, with the consent of the General Partner, all or a portion of his Partnership Units to (i) a parent or parent's spouse, natural or adopted descendant or descendants, spouse of such descendant, or brother or sister, or a trust created by such Limited Partner for the benefit of such Limited Partner and/or any such person(s), of which trust such Limited Partner or any such person(s) is a trustee, (ii) a corporation controlled by a Person or Persons named in (i) above, or (iii) if the Limited Partner is an entity, its beneficial owners.

     (d) No Limited Partner may effect a Transfer of its Limited Partnership Interest, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act of 1933, as amended, or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards).

     (e) No Transfer by a Limited Partner of its Partnership Units, in whole or in part, may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the transfer would result in the Partnership's being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) in the opinion of legal counsel for the Partnership, it would adversely affect the ability of the Company to continue to qualify as a REIT or subject the Company to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code.

     (f) No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Regulations
Section 1.752-4(b)) to any lender to the Partnership whose loan constitutes a nonrecourse liability (within the meaning of Regulations Section 1.752-1(a)(2)), without the consent of the General Partner, which may be withheld in its sole and absolute discretion, provided that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

     (g) Any Transfer in contravention of any of the provisions of this Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

     (h) Prior to the consummation of any Transfer under this Article IX, the transferor and/or the transferee shall deliver to the General Partner such opinions, certificates and other documents as the General Partner shall request in connection with such Transfer.

     9.03 Admission of Substitute Limited Partner.
          ---------------------------------------

     (a) Subject to the other provisions of this Article IX, an assignee of the Limited Partnership Interest of a Limited Partner (which shall be understood to include any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only with the consent of the General Partner and upon the satisfactory completion of the following:

          (i) The assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or
                                       ---------
instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner.

          (ii) To the extent required, an amended Certificate evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act.

          (iii) The assignee shall have delivered a letter containing the representation set forth in Section 9.01(a) hereof and the agreement set forth in Section 9.01(b) hereof.

          (iv) If the assignee is a corporation, partnership or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement.

          (v) The assignee shall have executed a power of attorney containing the terms and provisions set forth in Section 8.02 hereof.

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

          (vi) The assignee shall have paid all legal fees and other expenses of the Partnership and the General Partner and filing and publication costs in connection with its substitution as a Limited Partner.

          (vii) The assignee has obtained the prior written consent of the General Partner to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner's sole and absolute discretion.

     (b) For the purpose of allocating Profits and Losses and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the Certificate described in Section 9.03(a)(ii) hereof or, if no such filing is required, the later of the date specified in the transfer documents or the date on which the General Partner has received all necessary instruments of transfer and substitution.

     (c) The General Partner shall cooperate with the Person seeking to become a Substitute Limited Partner by preparing the documentation required by this Section and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to the admission of such Person as a Limited Partner of the Partnership.

     9.04 Rights of Assignees of Partnership Interests.
          --------------------------------------------

     (a) Subject to the provisions of Sections 9.01 and 9.02 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of its Partnership Interest until the Partnership has received notice thereof.

     (b) Any Person who is the assignee of all or any portion of a Limited Partner's Limited Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all the provisions of this Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.

     9.05 Effect of Bankruptcy, Death, Incompetence or Termination of a Limited
          ---------------------------------------------------------------------
Partner. The occurrence of an Event of Bankruptcy as to a Limited Partner, the
-------
death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue if an order for relief in a bankruptcy proceeding is entered against a Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

     9.06 Joint Ownership of Interests. A Partnership Interest may be acquired
          ----------------------------
by two individuals as joint tenants with right of survivorship, provided that
                                                                -------- ----
such individuals either are
married or are related and share the same home as tenants in common. The written consent or vote of both owners of any such jointly held Partnership Interest shall be required to constitute the action of the owners of such Partnership Interest; provided, however, that the written consent of only one joint owner
          --------- --------
will be required if the Partnership has been provided with evidence satisfactory to the counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one owner of a Partnership Interest held in a joint tenancy with a right of survivorship, the Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one of the owners of a jointly-held Partnership Interest until it shall have received notice of such death. Upon notice to the General Partner from either owner, the General Partner shall cause the Partnership Interest to be divided into two equal Partnership Interests, which shall thereafter be owned separately by each of the former owners.

                                   ARTICLE X

                   BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS

     10.01 Books and Records. At all times during the continuance of the
           -----------------
Partnership, the Partners shall keep or cause to be kept at the Partnership's specified office true and complete books of account in accordance with generally accepted accounting principles, including: (a) a current list of the full name and last known business address of each Partner, (b) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, (c) copies of the Partnership's federal, state and local income tax returns and reports, (d) copies of the Agreement and any financial statements of the Partnership for the three most recent years and (e) all documents and information required under the Act. Any Partner or its duly authorized representative, upon paying the costs of collection, duplication and mailing, shall be entitled to inspect or copy such records during ordinary business hours.

     10.02 Custody of Partnership Funds; Bank Accounts.
           -------------------------------------------

     (a) All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.

     (b) All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner in investment grade instruments (or investment companies whose portfolio consists primarily thereof), government obligations, certificates of deposit, bankers' acceptances and municipal notes and bonds. The funds of the Partnership shall not be commingled with the funds of any other Person except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 10.02(b).

     10.03 Fiscal and Taxable Year. The fiscal and taxable year of the
           -----------------------
Partnership shall be the calendar year.

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

     10.04 Annual Tax Information and Report. Within 90 days after the end of
           ---------------------------------
each fiscal year of the Partnership, the General Partner shall furnish to each person who was a Limited Partner at any time during such year the tax information necessary to file such Limited Partner's individual tax returns as shall be reasonably required by law.

     10.05 Tax Matters Partner; Tax Elections; Special Basis Adjustments.
           -------------------------------------------------------------

     (a) The General Partner shall be the Tax Matters Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the Service and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Partnership expenses. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all Limited Partners on the date such petition is filed, or (ii) mail a written notice to all Limited Partners, within such period, that describes the General Partner's reasons for determining not to file such a petition.

     (b) All elections required or permitted to be made by the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its sole and absolute discretion.

     (c) In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option of the General Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Properties. Notwithstanding anything contained in Article V of this Agreement, any adjustments made pursuant to Section 754 shall affect only the successor in interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

     10.06 Reports to Limited Partners.
           ---------------------------

     (a) As soon as practicable after the close of each fiscal quarter (other than the last quarter of the fiscal year), the General Partner shall cause to be mailed to each Limited Partner a quarterly report containing financial statements of the Partnership, or of the Company if such statements are prepared solely on a consolidated basis with the Company, for such fiscal quarter, presented in accordance with generally accepted accounting principles. As soon as practicable after the close of each fiscal year, the General Partner shall cause to be mailed to each Limited Partner an annual report containing financial statements of the Partnership, or of the Company if such statements are prepared solely on a consolidated basis with the Company, for such fiscal year, presented in accordance with generally accepted accounting principles. The annual financial statements shall be audited by accountants selected by the General Partner.

     (b) Any Partner shall further have the right to a private audit of the books and records of the Partnership, provided such audit is made for Partnership purposes, at the expense of the Partner desiring it and is made during normal business hours.

                                   ARTICLE XI

                             AMENDMENT OF AGREEMENT

     The General Partner's consent shall be required for any amendment to this Agreement. The General Partner, without the consent of the Limited Partners, may amend this Agreement in any respect or merge or consolidate the Partnership with or into any other partnership or business entity (as defined in Section. 17-211 of the Act) in a transaction pursuant to Section 7.01(c), (d) or (e) hereof; provided, however, that the following amendments and any other merger or
--------  -------
consolidation of the Partnership shall require the consent of Limited Partners (other than the Company or any Subsidiary) holding more than 50% of the Percentage Interests of the Limited Partners (other than the Company or any Subsidiary):

     (a) any amendment affecting the operation of the Conversion Factor or the Exchange Right (except as provided in Section 8.05(d) or 7.01(d) hereof) in a manner adverse to the Limited Partners;

     (b) any amendment that would adversely affect the rights of the Limited Partners to receive the distributions payable to them hereunder, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02 hereof;

     (c) any amendment that would alter the Partnership's allocations of Profit and Loss to the Limited Partners, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02 hereof; or

     (d) any amendment that would impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership.

                                  ARTICLE XII

                               GENERAL PROVISIONS

     12.01 Notices. All communications required or permitted under this
           -------
Agreement shall be in writing and shall be deemed to have been given when delivered personally or upon deposit in the United States mail, registered, postage prepaid return receipt requested, to the Partners at the addresses set forth in Exhibit A attached hereto; provided, however, that any Partner may
         ---------                  --------  -------
specify a different address by notifying the General Partner in writing of such different address. Notices to the Partnership shall be delivered at or mailed to its specified office.

     12.02 Survival of Rights. Subject to the provisions hereof limiting
           ------------------
transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

     12.03 Additional Documents. Each Partner agrees to perform all further acts
           --------------------
and execute, swear to, acknowledge and deliver all further documents which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act.

     12.04 Severability. If any provision of this Agreement shall be declared
           ------------
illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

     12.05 Entire Agreement. This Agreement and exhibits attached hereto
           ----------------
constitute the entire Agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

     12.06 Pronouns and Plurals. When the context in which words are used in the
           --------------------
Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

     12.07 Headings. The Article headings or sections in this Agreement are for
           --------
convenience only and shall not be used in construing the scope of this Agreement or any particular Article.

     12.08 Counterparts. This Agreement may be executed in several counterparts,
           ------------
each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

     12.09 Governing Law. This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of Delaware.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Third Amended and Restated Agreement of Limited Partnership, all as of the 1st day of October, 2001.

                                 GENERAL PARTNER

                                 PRENTISS PROPERTIES I, INC.


                                 By:  /s/ Thomas F. August
                                      ------------------------------------------
                                          Thomas F. August
                                          President


                                 LIMITED PARTNERS


                                          Thomas F. August
                                          3890 W. Northwest Highway, Suite 400
                                          Dallas, Texas  75220


                                          By:  /s/ Thomas F. August
                                               ---------------------------------
                                                   Thomas F. August


                                          Richard J. Bradshaw, Jr.
                                          1828 Mt. Paran Road
                                          Atlanta, Georgia  30327


                                          By:  /s/ Richard J. Bradshaw, Jr.
                                               ---------------------------------
                                                   Richard J. Bradshaw, Jr.


                                          Dennis J. DuBois
                                          3890 W. Northwest Highway, Suite 400
                                          Dallas, Texas  75220


                                          By:  /s/ Dennis J. DuBois
                                               ---------------------------------
                                                   Dennis J. DuBois


                                          Michael V. Prentiss
                                          3890 W. Northwest Highway, Suite 400
                                          Dallas, Texas  75220


                                          By:  /s/ Michael V. Prentiss
                                               ---------------------------------
                                                   Michael V. Prentiss

                                          Prentiss Credit Shelter Trust
                                          3890 W. Northwest Highway, Suite 400
                                          Dallas, Texas  75220


                                          By:  /s/ Dennis J. DuBois
                                               ---------------------------------
                                                   Dennis J. DuBois
                                                   Trustee


                                          Prentiss Properties Trust
                                          3890 W. Northwest Highway, Suite 400
                                          Dallas, Texas  75220


                                          By:  /s/ Thomas F. August
                                               ---------------------------------
                                                   Thomas F. August
                                                   President and Chief Executive
                                                   Officer


                                          Peter O. Hausmann
                                          1160 W. Swedesford Road, Suite 140
                                          Berwyn, Pennsylvania  19312


                                          By:
                                               ---------------------------------
                                                   Peter O. Hausmann


                                          BT Alex Brown Exchange Fund, L.P.
                                          1 South Street, 18th Floor
                                          Baltimore, Maryland  21202


                                          By:
                                               ---------------------------------
                                                 Its General Partner


                                                 By:
                                                      --------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------


                                          Henry C. Gulbrandsen, Jr.
                                          1160 W. Swedesford Road, Suite 140
                                          Berwyn, Pennsylvania  19312


                                          By:  /s/ Henry C. Gulbrandsen, Jr.
                                               ---------------------------------
                                                   Henry C. Gulbrandsen, Jr.

                                          Timothy J. Weber
                                          1160 W. Swedesford Road, Suite 140
                                          Berwyn, Pennsylvania  19312


                                          By:  /s/ Timothy J. Weber
                                               ---------------------------------
                                                   Timothy J. Weber


                                          Fieldstone Enterprises L.P.
                                          1160 W. Swedesford Road, Suite 140
                                          Berwyn, Pennsylvania  19312


                                          By:  /s/ Timothy J. Weber
                                               ---------------------------------
                                                 Its General Partner


                                                 By:
                                                      --------------------------
                                                 Name:      Timothy J. Weber
                                                      --------------------------
                                                 Title:     General Partner
                                                       -------------------------


                                          Steven A. Stattner
                                          1160 W. Swedesford Road, Suite 140
                                          Berwyn, Pennsylvania  19312


                                          By:  /s/ Steven A. Stattner
                                               ---------------------------------
                                                   Steven A. Stattner


                                          The F.M. (Bruce) Brusseau Trust
                                          5050 Avenida Encinas, Suite 350
                                          Carlsbad, California 92008


                                          By:
                                               ---------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          Newport National Corporation
                                          5050 Avenida Encinas, Suite 350
                                          Carlsbad, California 92008


                                          By:
                                               ---------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          Scott R. Brusseau
                                          5050 Avenida Encinas, Suite 350
                                          Carlsbad, CA  92008


                                          By:
                                               ---------------------------------
                                                   Scott R. Brusseau


                                          Jeffrey A. Brusseau
                                          5050 Avenida Encinas, Suite 350
                                          Carlsbad, CA  92008


                                          By:
                                               ---------------------------------
                                                   Jeffrey A. Brusseau


                                          Elliott Investment Company, L.P.
                                          341 Bayside Drive, Suite 1
                                          Newport Beach, CA  92660


                                          By:  /s/ Robert A. Elliott
                                               ---------------------------------
                                                 Its General Partner


                                                 By:  /s/ Robert A. Elliott
                                                      --------------------------
                                                 Name:      Robert A. Elliott
                                                      --------------------------
                                                 Title:     General Partner
                                                       -------------------------


                                          D. Kent Dahlke
                                          4695 MacArthur Court, Suite 1100
                                          Newport Beach, CA  92660


                                          By:  /s/ D. Kent Dahlke
                                               ---------------------------------
                                                   D. Kent Dahlke


                                          Jacob Brouwer & Jeannette Brouwer
                                          Trust
                                          1508 West Mission Road
                                          Escondido, CA  92029


                                          By:  /s/ Jacob Browner
                                               ---------------------------------
                                          Name:             Jacob Browner
                                               ---------------------------------
                                          Title:            Trustee
                                                --------------------------------

                                          Kenneth L. Hatfield
                                          17627 Kizman Road
                                          Cypress, Texas  77429


                                          By:
                                               ---------------------------------
                                                   Kenneth L. Hatfield


                                          Michael G. Tombari
                                          5811 Redwood River Drive
                                          Kingwood, Texas  77345


                                          By:  /s/ Michael G. Tombari
                                               ---------------------------------
                                                   Michael G. Tombari


                                          James J. Gorman
                                          120 Arrandale Blvd.
                                          Exton, PA  19341


                                          By:  /s/ James J. Gorman
                                               ---------------------------------
                                                   James J. Gorman


                                          Christopher J. Knauer
                                          120 Arrandale Blvd.
                                          Exton, PA  19341


                                          By:  /s/ Christopher J. Knauer
                                               ---------------------------------
                                                   Christopher J. Knauer


                                          Brandywine Operating Partnership, L.P.

                                               ---------------------------------

                                               ---------------------------------


                                          By:  Brandywine Realty Trust
                                               Its General Partner


                                                By:  /s/ Gerard H. Sweeny
                                                     ---------------------------
                                                Name:        Gerard H. Sweeny
                                                     ---------------------------
                                                Title:       President & CEO
                                                     ---------------------------

                                      SERIES B LIMITED PARTNERS


                                          Belair Real Estate Corporation
                                          c/o Eaton Vance Management
                                          24 Federal Street
                                          Boston, MA  02110


                                          By:  /s/ William R. Cross
                                               ---------------------------------
                                          Name:             William R. Cross
                                               ---------------------------------
                                          Title:            Vice President
                                                --------------------------------


                                          Argosy Realty Corporation
                                          c/o Eaton Vance Management
                                          24 Federal Street
                                          Boston, MA  02110


                                          By:  /s/ William R. Cross
                                               ---------------------------------
                                          Name:             William R. Cross
                                               ---------------------------------
                                          Title:            Vice President
                                                --------------------------------


                                          Belmar Realty Corporation
                                          c/o Eaton Vance Management
                                          24 Federal Street
                                          Boston, MA  02110


                                          By:  /s/ William R. Cross
                                               ---------------------------------
                                          Name:             William R. Cross
                                               ---------------------------------
                                          Title:            Vice President
                                                --------------------------------


                                      SERIES C LIMITED PARTNERS


                                          Belcrest Realty Corporation
                                          c/o Eaton Vance Management
                                          24 Federal Street
                                          Boston, MA  02110


                                          By:  /s/ William R. Cross
                                               ---------------------------------
                                          Name:             William R. Cross
                                               ---------------------------------
                                          Title:            Vice President
                                                --------------------------------

                                               Belair Real Estate Corporation
                                               c/o Eaton Vance Management
                                               24 Federal Street
                                               Boston, MA  02110


                                               By:  /s/ William R. Cross
                                                    ----------------------------
                                               Name:            William R. Cross
                                                    ----------------------------
                                               Title:           Vice President
                                                     ---------------------------


                                          SERIES D LIMITED PARTNERS


                                               Prentiss Properties Trust
                                               3890 W. Northwest Highway,
                                               Suite 400
                                               Dallas, Texas  75220


                                               By:  /s/ Thomas F. August
                                                    ----------------------------
                                                       Thomas F. August
                                                       President and CEO


                                          SERIES E LIMITED PARTNERS


                                               Brandywine Operating
                                               Partnership, L.P.

                                               ---------------------------------

                                               ---------------------------------


                                               By:  Brandywine Realty Trust
                                                    Its General Partner


                                                    By:  /s/ Gerard H. Sweeney
                                                         -----------------------
                                                    Name:      Gerard H. Sweeney
                                                         -----------------------
                                                    Title:     President & CEO
                                                          ----------------------